                                                                 Exhibit 10 (av)
                                                              Form 10-K for 1997
                                                                File no. 1-11237

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                [EXECUTION COPY]

        ----------------------------------------------------------------





                          FINANCIAL SERVICES AGREEMENT



                            DATED AS OF MARCH 9, 1998


                                     BETWEEN


                            LUCENT TECHNOLOGIES INC.
                             A DELAWARE CORPORATION


                                       AND


                           NEWCOURT CREDIT GROUP INC.
                             AN ONTARIO CORPORATION





        ----------------------------------------------------------------

                                                                 Exhibit 10 (av)
                                                              Form 10-K for 1997
                                                                File no. 1-11237

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                          FINANCIAL SERVICES AGREEMENT


               FINANCIAL SERVICES AGREEMENT dated as of March 9, 1998 (this "Agreement") between LUCENT TECHNOLOGIES INC. a Delaware corporation ("Lucent") and NEWCOURT CREDIT GROUP INC., an Ontario corporation ("Newcourt").

               WHEREAS, Newcourt is a controlling affiliate of  Capital;

               WHEREAS, Capital and Lucent are parties to the Intercompany Agreement, the License Agreement, and the Operating Agreement (collectively, the "Original Agreements") and other related agreements;

               WHEREAS, it is the intention of the parties hereto that the Original Agreements and certain other related agreements be replaced by this Agreement;

               WHEREAS, Lucent's Customers from time to time finance their purchases of Products, making their intent to do so known to Lucent or its Authorized Dealers;

               WHEREAS, Lucent desires LTPF to provide such financing on ready and competitive terms to enhance the sales of its Products;

               WHEREAS, LTPF desires to make credit available on terms seen as competitive by both it and Lucent and to compensate Lucent for introduction to such Customers;

               WHEREAS, Lucent desires to promote LTPF as its primary provider of Financing Services and Ancillary Services so long as LTPF does so on ready and competitive terms; and

               WHEREAS, it is the mutual objective of the parties to this Agreement that during the term of this Agreement: LTPF will, either through Newcourt or one or more of its Subsidiaries or third parties acceptable to Lucent, (i) make available to Customers of Lucent and Authorized Dealers appropriate forms of Customer Financings for the purchase, lease or other acquisition of Products, and otherwise provide Lucent and Authorized Dealers with Customer Financing in the form of purchases or financings of receivables arising from the sale, lease or other furnishing by Lucent or Authorized Dealers of Products to Customers; (ii) make available to Authorized Dealers appropriate forms of Dealer Financing and make available to Lucent appropriate forms of Outsource Financing; and (iii) make available to Lucent, Customers and Authorized Dealers, where appropriate, various types of Ancillary Services.

               NOW, THEREFORE, in consideration of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions and upon the terms hereof, the parties hereby agree as follows:

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1. Defined Terms. As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms defined:

               "AAA" has the meaning ascribed thereto in SECTION 14.4(b).

               "ADJUSTED FINANCEABLE PRODUCT SALES" has the meaning for such or similar term in the then current Annual Operating Plan, or if no definition is specified, means, with respect to any measurement period, the aggregate purchase price (net of discount) paid by or on behalf of Customers to Lucent Entities or Authorized Dealers, together with any related sales taxes and installation and similar costs, for Financeable Products during such measurement period.

               "ADJUSTED FINANCING AMOUNT" has the meaning for such or similar term in the then current Annual Operating Plan, or if no definition is specified, means, with respect to any measurement period, the aggregate amount paid by NCT for Financeable Products sold by Lucent Entities during such measurement period, together with the aggregate amount of Financings of any related sales taxes and installation and similar costs. If during any period for which Adjusted Financeable Product Sales are calculated there has occurred a disposition, phase-in or an acquisition by Lucent Entities of any significant Financeable Product line, the Adjusted Financing Amount and Adjusted Financeable Product Sales amount with respect to such period shall be normalized in a fair and reasonable manner.

               "ADJUSTED NOTIONAL FEE BASE" shall mean the (a) Notional Fee Base for each period during the Term minus (b) (i) *** as to the each of the first *** consecutive Monthly Payments, or (ii) *** as to the next *** such payments, or (iii) *** as to all subsequent such payments, as the case may be, of the *** for such period.

               "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               "AFTER-TAX BASIS" means, with respect to any payment to be received or accrued by any Person, the amount of such payment supplemented by a further payment or payments (which shall be payable either simultaneously with the initial payment or, in the event that taxes resulting from the receipt or accrual of such initial payment are not payable in the year of receipt or accrual, at the time or times such taxes become payable) so that the sum of all such initial and supplemental payments, after deduction of all taxes imposed by any taxing authority (after taking into account any credits or deductions or other tax benefits arising

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



therefrom to the extent such are currently utilized) resulting from the receipt or accrual of such payments (whether or not such taxes are payable in the year of receipt or accrual) will be equal to the initial payment to be so received or accrued.

               "AGREEMENT" has the meaning ascribed thereto in the preamble hereto, as such agreement is amended and supplemented from time to time in accordance with its terms.

               "ALTERNATIVE FINANCING SERVICE" means a Financing offered or provided to Lucent, Customers or Authorized Dealers by a Person (other than an Affiliate of Lucent or NCT, or a Person that contracts with NCT to enable NCT to indirectly provide such Financing program) that offers financings or other services competitive with Financings or Ancillary Services offered by NCT hereunder.

               "ALTERNATIVE FINANCING SERVICE PROVIDER" means a Person which provides Alternative Financing Services.

               "ANCILLARY SERVICES" means (i) the provision of property, casualty or similar types of insurance with respect to Products, (ii) asset monitoring, recovery and remarketing services with respect to Products, and
(iii) any other value-added services relating to Products or Financings offered by NCT from time to time and agreed to by the parties to be treated as Ancillary Services for purposes of this Agreement.

               "ANNUAL OPERATING PLAN" has the meaning ascribed thereto in
SECTION 12.1.

               "AT&T" means AT&T Corp., a New York corporation, formerly known as American Telephone and Telegraph Company.

               "AUTHORIZED DEALER" means any Person that is authorized by BCS to acquire Products directly or indirectly from Lucent for resale on a wholesale or retail basis.

               "BASE RATE" means as of any date, the implicit annual rate of a Payment Stream generally applicable with respect to comparable equipment under a comparable Finance Contract to a comparable Customer, all as determined from time to time by LTPF in accordance with generally accepted financial principles and in a manner consistent with the Annual Operating Plan and by reference to LTPF's standard rates for such transactions. The Base Rate shall be calculated in a manner consistent with the methodology used to determine the Implicit Rate.

               "BCS" means the business unit of the Lucent Entities now commonly known as Business Communications Systems, as such business may be renamed or divided into separate divisions of Lucent Entities or consolidated with other divisions of Lucent Entities, in which later case this Agreement shall apply to the portion of the divisions which are continuing the BCS business.

               "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in New Jersey are authorized or required by law to be closed.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               "BUY-OUT NOTICE" has the meaning ascribed thereto in SECTION
16.1.

               "BUY-OUT OPTION" has the meaning ascribed thereto in SECTION
16.1.

               "CAPITAL" means AT&T Capital Corporation, a Delaware corporation, and its successors and permitted assigns.

               ***

               "CEO" has the meaning ascribed thereto in SECTION 11.3(a).

               "CHANGE OF CONTROL" means, with respect to a Person, the occurrence of any of the following events: (a) the consummation of a merger or consolidation of the Person with any other entity resulting in holders of the Person's voting Securities receiving less than 50% of the voting Securities of the surviving entity; (b) the sale, lease, exchange or transfer of all or substantially all of the Person's assets; (c) the approval by the holders of the Person's voting Securities of any plan or proposal for the liquidation or dissolution of the Person; (d) the acquisition by any other Person of *** or more of the outstanding voting power of the Person's Securities; or (f) a change in a majority of the directors of the Person in any period of less than two years, not counting persons elected or nominated by a vote of at least two-thirds of the directors in office at the beginning of such period or whose election or nomination was previously so approved; provided, however, that no transaction with respect to an NCT Entity shall constitute a Change of Control hereunder if, following such transaction, 100% of the capital stock or equity interests in such NCT Entity is owned directly or indirectly by Newcourt.

               "CODE" means the Internal Revenue Code of 1986, as amended, or any successor Federal income tax code.

               "COMMENCEMENT DATE" has the meaning ascribed thereto in SECTION 15.1(a).

               "CREDIT LOSS RESERVE" means the credit loss reserve for LTPF established from time to time by LTPF which is intended to provide for LTPF's future expected or estimated credit losses on all Finance Contracts included within the Old Portfolio and the New Portfolio at the time the amount of the reserve is established. The amount of the Credit Loss Reserve shall be established by LTPF pursuant to the Annual Operating Plan, evaluating all relevant factors and criteria with respect thereto including the historical performance of the Old and New Portfolio, trends and standards in the industry for losses and reserves and all other published industry credit loss information which is relevant to the establishment of the Credit Loss Reserve. The adequacy of, and the method for calculating, the Credit Loss Reserve shall be evaluated and, as necessary, adjusted by LTPF, from time to time, but in no event less than annually.

               "CUSTOMER" means any Person that is an end user of Products, and does not include Authorized Dealers.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



               "CUSTOMER FINANCING" means any direct or indirect (i) financing of the sale, lease or other furnishing of Products by Lucent Entities (or Authorized Dealer) to Customers, and includes, without limitation, Finance Contracts entered into directly with Customers and (ii) purchase or financing of receivables arising form such sales, leases or other furnishings of Products by Lucent Entities (or Authorized Dealer).

               "CUSTOMER OUTSOURCING PROGRAM" means any program of Lucent Entities for the acquisition, maintenance and/or operation by Lucent Entities of telecommunications, computer, data and/or information networks or operations for Customers and Authorized Dealers under what is generally referred to in the industry as an outsourcing or network or systems management contract ("Outsourcing Contract") between the applicable Customer and the applicable Lucent Entities.

               "DEALER FINANCING" means any direct or indirect (i) financing of the purchase or lease by Authorized Dealers of Products for resale or re-lease to Customers, including, without limitation, floor planning loans and other forms of inventory financing and (ii) provision of other types of secured loans to such Authorized Dealers.

               "DEDICATED EMPLOYEES" has the meaning ascribed thereto in SECTION 16.3(f).

               "DISCOUNT RATE" means, for any Funding Date, a per annum rate equal to (a) the Discount Rate Margin plus (b) the Weighted Average Terms Treasury Rate.

               "DISCOUNT RATE MARGIN" means, initially, *** as modified in accordance with SECTION 3.4.

               "DISCOUNT RATE PROPOSAL" has the meaning ascribed thereto in
SECTION 3.4.

               "DOLLARS" and "$" mean the lawful money of the United States of America.

               ***

               "ESTIMATED RESIDUAL VALUE" means the estimated residual value, at the end of the term of the Finance Contract of the Financed Product, as determined by LTPF at the inception of the Financing in accordance with GAAP and the Annual Operating Plan.

               "FINANCE CONTRACT" means a lease, conditional sale contract, promissory note or other financing contract, entered into between LTPF (or NCT on behalf of LTPF) and a Customer from time to time with respect to a Financing and any and all amendments, riders and other documents which pertain thereto.

               "FINANCE MARKETING SUPPORT" has the meaning ascribed thereto in
SECTION 6.1(a).

               "FINANCED PRODUCTS" means Products with respect to which Financing has been provided.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



               "FINANCEABLE PRODUCTS" means all Products (other than consumables or maintenance, service or similar contracts) sold to Customers within the applicable area and marketing channel.

               "FINANCING" means Customer Financing, Dealer Financing and Outsource Financing.

               ***

               "FINANCING SERVICES" means the offering or providing of (i) Financings with respect to the sale or furnishing of Products and related services by Lucent including, without limitation, leases, installment sales contracts, conditional sales contracts and loans (whether secured or unsecured) and (ii) any other forms of financing or extensions of credit.

               "FUNDING DATE" shall have the meaning set forth in SECTION
3.2(a).

               "GAAP" means generally accepted accounting principles in the United States, consistently applied, as may be in effect from time to time.

               "IMPLICIT RATE" means the annual implicit rate of return under a Finance Contract, as calculated by LTPF utilizing (a) generally accepted financial principles; (b) the Estimated Residual Value (the future value for purposes of such calculation); (c) the True Product Cost (the present value for purposes of such calculation); and (d) the Payment Stream (the payments for purposes of such calculation).

               "INFORMATION SUPPORT" has the meaning ascribed thereto in SECTION 6.1(e).

               "INITIAL TERM" has the meaning ascribed thereto in SECTION
15.1(a).

               "INTERCOMPANY AGREEMENT" means the Intercompany Agreement between Capital and AT&T dated as of June 25, 1993, to the extent such agreement applies to Lucent pursuant to a letter agreement dated as of April 2, 1996, regarding "Applicability of Intercompany Agreement to Lucent Technologies, Inc." among Lucent, AT&T and Capital.

               "INVESTMENT BALANCE" means as of any date of determination with respect to a Finance Contract, an amount equal to (a) all Payments due, past due, and to become due LTPF under such Finance Contract (excluding rental taxes, if applicable), discounted to their then net present value using the Discount Rate for such Finance Contract as of the Funding date for such Finance Contract, plus ***.

               "LIBOR" means, for any month, a rate of interest determined on the basis of at least two offered rates for deposits in United States dollars for a 30 day period appearing on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two London business days prior to the first day of such month. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate with respect to the month will be the arithmetic

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



average (rounded upwards to the next 1/16th of 1%) of such offered rates. If fewer than two offered rates appear, LIBOR in respect of that month will be determined on the basis of the rates at which deposits in United States dollars are offered by The Chase Manhattan Bank at approximately 11:00 a.m. (London time) on the day that is two London business days preceding the first day of such month to prime banks in the London interbank market for a 30 day period commencing on the first day of such month.

               "LICENSE AGREEMENT" means the License Agreement between Capital and AT&T dated as of June 25, 1993, to the extent such agreement applies to Lucent pursuant to a letter agreement dated as of April 2, 1996 regarding "License to Use Lucent Name and Mark" among Lucent, AT&T and Capital.

               "LOCATION SUPPORT" has the meaning ascribed thereto in SECTION 6.1(c).

               "LTPF" has the meaning ascribed thereto in SECTION 2.1.

               "LUCENT" has the meaning ascribed thereto in the preamble.

               "LUCENT ENTITIES" means Lucent (and its successors) and all Persons that constitute Subsidiaries of Lucent from time to time.

               "LUCENT MANAGEMENT FEE" has the meaning ascribed thereto in
SECTION 4.1(a).

               "LUCENT RESPONSIBILITY" has the meaning ascribed thereto in
SECTION 9.2(b).

               "MAJORITY VOTE" means, with respect to actions by the Operating Committee, *** of the *** votes which can be cast.

               "MARKS" means the Lucent trade names, trademarks and service marks specified on SCHEDULE 1.1, which shall be agreed to by the parties within 30 days of the date of this Agreement and which may be updated or modified from time to time by mutual agreement of the parties.

               "MEMBERS" means the Persons designated to serve on the Operating Committee in accordance with SECTION 11.2(a).

               "MONTHLY PAYMENT DATE" means the fifteenth calendar day of each calendar month during the Term (except for that calendar month or portion thereof which occurs during the Initial Term), and if such date is not a Business Day, the next succeeding Business Day.

               "NCT" shall mean Newcourt and/or one or more of its Subsidiaries reasonably acceptable to Lucent which shall be performing under this Agreement or provide Financing.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               "NCT PURCHASER" means the Newcourt Entitiy through which LTPF shall be deemed to be operating in order to most efficiently and effectively underwrite transactions in a given country, channel or product line.

               "NEW PORTFOLIO" means the Finance Contracts and related equipment subject thereto which are originated by the Newcourt Entities through LTPF after
***.

               "NEW PORTFOLIO FEE BASE" means, in any month, all New Portfolio Proceeds realized by LTPF.

               "NEW PORTFOLIO PROCEEDS" means, in any month, an amount equal to:
(a) the net present value of the Payment Stream under each Finance Contract originated in the New Portfolio during such month, calculated as of the applicable Funding Date for each Finance Contract, ***, minus (b) the net present value of the Payment Stream under each such Finance Contract, calculated as of the applicable Funding Date for each Finance Contract, utilizing ***; plus
(c) all proceeds realized by LTPF during such month from *** with respect to Products subject to Finance Contracts included within the New Portfolio which proceeds are in excess of the *** and which are net of all costs and expenses incurred by LTPF in connection with such sale or other disposition ***.

               "NEWCOURT" means Newcourt Credit Group Inc., an Ontario corporation, and its successors.

               "NEWCOURT ENTITIES" means Newcourt and all Persons that constitute Subsidiaries of Newcourt from time to time.

               "NEXT YEAR" has the meaning ascribed thereto in SECTION 3.4.

               "NON-RENEWAL NOTICE" has the meaning ascribed in SECTION 15.1(a).

               "NOTIFICATION" means all notices permitted or required to be given to any Person hereunder. Such Notification must be given in writing and will be deemed to be duly given on the date of delivery if delivered in person or sent by facsimile transmission or on the earlier of actual receipt or 3 Business Days after the date of mailing if mailed by registered or certified mail, first class postpaid, return receipt requested, to such Person, at the last known address of such Person.

               "NOTIONAL EQUITY CHARGE" means, in any month, the sum of the following items which are properly allocable to such month:

               (a) an amount equal to (i) *** of the *** for each Finance Contract deemed to be purchased by NCT from LTPF during such month multiplied by (ii) the *** then in effect; and

               (b) an amount equal to (i) (A) the aggregate amount of all outstanding *** as of the end of the previous month plus the aggregate amount of all outstanding

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



*** as of the end of the current month, divided by (B) 2, multiplied by (ii) the *** then in effect.

               "NOTIONAL FEE BASE" shall have the meaning set forth in SECTION 4.2.

               "NOTIONAL FEE CHARGES" means, in any month, the following:

               (a) all of the following expenses incurred during such month by or on behalf of LTPF, determined in accordance with GAAP, which are properly allocable to LTPF:

        (i)     ***

        (ii) all credit losses of LTPF under the Old Portfolio or New Portfolio which are in excess of the Credit Loss Reserve, and

        (iii) all SG&A Expenses; plus

               (b) the Notional Equity Charge for such month; plus

               (c) any net increase in the Credit Loss Reserve during such month; minus

               (d) any net decrease in the Credit Loss Reserve during such month; plus

               (e) any residual value insurance premiums.

               "NOTIONAL RESIDUAL EQUITY RATE" means for one year the period of *** through ***, an annual rate of interest equal to ***, compounded monthly, and for each succeeding one year period ending on ***, an annual rate of interest, compounded monthly, equal to the sum of (x) the average asking yield for U.S. Treasury Notes with maturities one year from the last day of immediately preceding one year period, as published in The Wall Street Journal, plus (y) *** basis points.

               "NOTIONAL STREAM EQUITY RATE" means a monthly rate of interest equal to *** during the period of *** through ***, and thereafter during each month, a monthly rate of interest equal to (i) (a) the sum of (x) LIBOR, plus
(y) *** basis points, divided by (b) 12, or if LIBOR can not be determined prior to the first day of the month, the parties shall equitably adjust the formula using the Prime Rate or such other measure as the parties shall mutually agree.

               "NOTIONAL THIRD PARTY DIRECT FEES" means all gross fees, income or revenues received by LTPF for any Financings or Ancillary Services performed by a third party financing source on behalf of LTPF or which contracted with LTPF to provide such Financings or Ancillary Services.

               "NOTIONAL THIRD PARTY INDIRECT FEES" means any net fees, income or revenue (after all related costs , expenses and charges of Lucent Entities) received by Lucent Entities if (i) a third party financing source is selected by LTPF to provide Financings or Ancillary Services for a particular market channel or geographic region or a Product line within a particular market channel or geographic region, (ii) ***, and (iii) ***.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               "OLD PORTFOLIO" means the Old Securitized Portfolio and the Old Unsecuritized Portfolio.

               "OLD PORTFOLIO BASE RTE" means a cumulative *** return *** on equity to Newcourt of ***, compounded monthly, with respect to the average net book value of (a) the ***, (b) the ***, and (c) the net of any other balance sheet accounts pertaining to the items described in clauses (a) and (b) hereof (all as reflected on Newcourt's books maintained in accordance with GAAP without regard to any sale, syndication or securitization of the Finance Contracts ***), determined utilizing a notional debt to equity ratio of ***.

               "OLD PORTFOLIO FEE BASE" means in any month, all Old Securitized Portfolio Proceeds and all Old Unsecuritized Portfolio Proceeds realized by Newcourt in excess of the Old Portfolio Base RTE.

               "OLD SECURITIZED PORTFOLIO" means the Finance Contracts and any related equipment subject thereto being serviced by Capital or its Subsidiaries that were originated by Capital or its Subsidiaries prior to ***, and sold, syndicated or securitized prior to such date ***.

               "OLD SECURITIZED PORTFOLIO PROCEEDS" means, in any month (a) the *** included with the Old Securitized Portfolio determined in accordance with GAAP, plus (b) the income recognized by LTPF during such month *** of the Old Securitized Portfolio that was sold, syndicated or securitized ***, plus (c) any gain or loss realized by LTPF during such month in connection with *** of the Old Securitized Portfolio, determined in accordance with GAAP, ***, plus (d) any *** realized by LTPF during such month with respect to the Old Securitized Portfolio, which *** shall be determined in accordance with ***.

               "OLD UNSECURITIZED PORTFOLIO" means the Finance Contracts and any related equipment subject thereto being serviced by Capital or its Subsidiaries that were originated by Capital or its Subsidiaries prior to ***, but which are not included within the Old Securitized Portfolio.

               "OLD UNSECURITIZED PORTFOLIO PROCEEDS" means, in any month (a) the *** included within the Old Unsecuritized Portfolio, determined in accordance with GAAP without regard to any sale, syndication, or securitization of such Finance Contracts; plus (b) any gain or loss realized during such month in connection with *** of the Old Unsecuritized Portfolio, determined in accordance with GAAP, ***.

               "OPERATING AGREEMENT" means the Lucent Operating Agreement between Capital and Lucent dated as of April 2, 1996.

               "OPERATING COMMITTEE" means the Operating Committee designated in accordance with SECTION 11.1.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



               "ORIGINAL AGREEMENTS" has the meaning ascribed thereto in the preamble hereto.

               "OUTSOURCE FINANCING" means any direct or indirect financing (including, without limitation, through secured loans and leases) of or with respect to any Customer Outsourcing Program.

               "OWNED AND MANAGED ASSETS" shall mean the Old Portfolio assets and New Portfolio assets which are managed by LTPF. For purposes of this definition, the value of portfolio assets that have been securitized will be equal to the present value of the contracted lease or loan payments discounted at the implicit rate of the financing.

               "PARTIAL TERMINATION NOTICE" has the meaning ascribed thereto in
SECTION 15.3(a).

               "PAYMENT STREAM" means the fixed monthly or periodic amounts a Customer is required to pay under the terms of a Finance Contract and shall not include any end of the term extension, renewal or buy-out payment.

               "PERFORMANCE METRICS" means the performance metrics *** set forth in the then current Annual Operating Plan, as modified from time to time by the parties for the following measures of LTPF's performance: ***.

               "PERMITTED GENERAL PURPOSES" means, with respect to the use of the Marks by Newcourt Entities, the use of such Marks solely in connection with the operations of LTPF for purposes of identifying NCT as the provider of Financing Services or such Ancillary Services as Lucent may agree to Customers (including, without limitation, in agreements, letterheads, brochures, building directories, signs, computer programs, newsletters and other publications and other forms of communication or advertising).

               "PERSON" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

               "PERSONNEL SUPPORT" has the meaning ascribed thereto in SECTION 6.1(b).

               "PRIME RATE" means, for any month, the rate of interest per annum publicly announced by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City as of the first day of that month.

               "PRODUCTS" means any products (including, without limitation, related Software licenses, but not including real estate) and related installation and maintenance services provided, furnished, manufactured, sold and/or marketed by BCS which results in revenue or income to BCS, and such additional Lucent goods or services as the parties may from time to time agree.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               "RENEWAL TERM" has the meaning ascribed thereto in SECTION 15.1.

               "REPLACEMENT FUNDING AGREEMENT" has the meaning ascribed thereto in SECTION 3.4.

               "RESIDUAL INVESTMENT" means the present value, as of the Funding Date, of the Estimated Residual Value discounted at the Implicit Rate.

               "RETROACTIVE DATE" means ***.

               ***

               "SALES SITE" means any site, office or location from which Lucent conducts the sale or marketing of Products.

               "SERVICE AREAS" has the meaning ascribed thereto in SECTION
2.3(a).

               "SENIOR MANAGEMENT EXECUTIVES" has the meaning ascribed thereto in SECTION 14.3.

               ***

               "SG&A EXPENSES" means, with respect to any period, all expenses or costs incurred by LTPF or allocated to LTPF from other sources (e.g., from a Lucent Entity or Newcourt Entity) in connection with the management, operation, promotion or administration of LTPF which are properly deductible in accordance with GAAP as an expense for such period, including but not limited to salaries & benefits (including commissions); bonuses; relocation expenses; travel, living and conferences; dues and memberships; occupancy costs; professional fees; data processing costs; telecommunications costs; operational expenses; external administration costs (including warehousing, portfolio servicing, debt servicing, etc.); repairs and maintenance for off-lease equipment, repossession and restructuring charges; advertising and promotions; supplies, postage and contributions; trustee fees; outside printing; subscriptions and memberships; and loss on disposal of support assets.

               "SIGNIFICANT ACCOUNT" means an Authorized Dealer or a Customer that (i) has one or more Finance Contracts with an aggregate accounting net investment balance in excess of *** (ii) has been designated by BCS as a Global account, or (iii) has been reasonably designated by BCS as a "Significant Account" by notice to LTPF.

               "SOFTWARE" means any Product comprising intellectual property commonly or generically known as software, together with related storage disks and instructional and other documents, the acquisition or use of which by any Person is customarily financed by NCT Entities.

               "STANDARD DOCUMENTS" means forms of documents prepared (and periodically revised) by NCT Entities in connection with the offering of various types of Financings and

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Ancillary Services, including forms of leases, loan agreements, security agreements, guarantees, financing statements and other documents appropriate for the conducting of NCT Entities' business of providing Financing and Ancillary Services.

               "START-UP DATE" means the date on which LTPF commences operations, which date shall be as soon as reasonably practicable following the Commencement Date.

               "SUBSIDIARY" means, with respect to any Person, any other Person which is directly or indirectly controlled by such Person. For purposes of this definition, "control", as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               "SYSTEMS SUPPORT" has the meaning ascribed thereto in SECTIONS 5.3(b) AND 6.1(d).

               "TERM" means the Initial Term and any Renewal Term.

               "TRANSITION PERIOD" has the meaning ascribed thereto in SECTION 15.1(b).

               "TRUE PRODUCT COST" means the price shown on the invoice for the Financed Product, including any applicable sales and similar taxes, shipping, installation and other costs, less any down payments or capital cost reductions made by the Customer and any discounts paid or payable to Customer.

               "U.S. RATING AGENCY" means any of the following:  ***.

               "VIRTUAL PURCHASE PRICE" means, with respect to each Finance Contract, the present value, as of the Funding Date, of the Payment Stream, discounted at ***.

               ***

               "WEIGHTED AVERAGE TERMS TREASURY RATE" means a rate equal to the average of the asking yield for Treasury Notes with a period to maturity equivalent to the weighted average of the original term (rounded to the nearest month) of all Finance Contracts added to the New Portfolio on a Funding Date, as published in The Wall Street Journal, for each Funding Date.

SECTION 1.2. CORRELATIVE MEANINGS. Capitalized terms used herein without definition (such as "Financed") that have correlative defined terms (such as "Financing") will have a meaning correlative to the defined term.

                                  ARTICLE II


  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                                 LEASING VEHICLE

SECTION 2.1 LEASING VEHICLE--LTPF.

        (a) NCT shall cooperate with Lucent to provide Financing Services and Ancillary Services using the name "Lucent Technologies Product Finance" ("LTPF") or such other name as the parties hereto may agree. LTPF shall be a division of one or more Newcourt Entities (which is managed as provided in this Agreement) and, for all purposes including legal, tax and accounting purposes, shall not be a corporation, partnership, joint venture, limited liability company or any other form of distinct legal entity separate from NCT. NCT shall maintain fair, accurate, detailed, independent and separate books and records for purposes of reflecting the financial status of, results of operations of, and for gauging the business efficiency of LTPF and determining the separate fee payments to be made by NCT to Lucent hereunder, including the provision of credit by third parties with whom NCT contracts.

        (b) Lucent and NCT shall at all times be and remain independent contractors with respect to each other and the operation of LTPF and neither shall have any fiduciary duty to the other as a partner, co-venturer, joint owner or the like.

SECTION 2.2 PURPOSE. The primary purpose of NCT in operating LTPF will be to support and enhance sales of Products by providing for its sole profit integrated Financing Services and Ancillary Services for Customers and Authorized Dealers in all direct and indirect marketing channels worldwide. Financing Services and Ancillary Services will cover Products, but may also include incidental related products and services (which may be manufactured, marketed or sold by third parties). LTPF may engage in such other business activities related to the purpose set forth above (including providing additional financial products and asset management services) as are approved by the parties.

SECTION 2.3 SCOPE OF LTPF SERVICES.

        (a) LTPF shall be the select provider of Financing Services (directly or indirectly) for the geographic areas set forth in the initial Annual Operating Plan (each such area being a "Service Area") ***, except that initially the only Service Areas shall be the United States and Canada.

        (b) New Service Areas (i.e., geographic areas or specific channels within geographic areas) will be added as LTPF demonstrates that it has the ability to (i) commence providing Financing Services within the period set forth in the Annual Operating Plan (or any proposed amendment thereto) on a ready and competitive basis and (ii) meet the Performance Metrics for the new Service Area. New Services Areas shall be designated or added by ***. LTPF shall be considered for any potential new Service Area, and Lucent and Newcourt agree that their preference is to have LTPF be the Financing Service provider for a potential Service Area ***.

        (c) If a new Service Area is added, LTPF shall meet the time requirements set forth in the Annual Operating Plan to begin providing Financing Services in the new Service Area and shall begin meeting the Performance Metrics within the timeframes set forth in the Annual

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Operating Plan for the new Service Area. If LTPF fails to begin providing Financing Services within the required time, or fails to meet the Performance Metrics, the Service Area shall become subject to partial termination pursuant to the provisions of SECTION 15.3.

        (d) LTPF will select, for any Service Area and any market channel, geographic region or Product line within a Service Area, the financing or funding source best able in its opinion (and reasonably acceptable to Lucent) to meet the service and performance requirements of Lucent.

        (e) The goal of Newcourt and Lucent is that LTPF eventually have the capability to be the worldwide provider directly and indirectly of Financing Services for the sale of Products and that as LTPF develops these capabilities and performs under this Agreement, more areas may be added as Service Areas.

SECTION 2.4 LOCATION. LTPF will have its administrative headquarters in New Jersey (or such other location as the parties may agree). The parties shall determine an suitable co-location plan with respect to the appropriate employees of Lucent and LTPF in accordance with the primary purpose of LTPF as described in SECTION 2.2 above.

                                   ARTICLE III
                  CERTAIN MECHANICS AND PROCEDURES RELATING TO
                          FINANCINGS UNDERTAKEN BY LTPF

SECTION 3.1 IN GENERAL. All Financings shall be booked in the name of LTPF or such other names as shall from time to time be designated by LTPF. Except as otherwise set forth herein, LTPF shall maintain segregated books and records for business of LTPF including all transactions and activities relating to the Old Portfolio and the New Portfolio as if LTPF were a separate entity as opposed to a division of one or more NCT entities. All such books and records shall be maintained in accordance with GAAP, except as otherwise directed by the Operating Committee in order to reflect the virtual nature of LTPF.

SECTION 3.2 LTPF PAYMENTS TO LUCENT.

        (a) True Product Cost. On the Business Day immediately following the date on which NCT receives such customary documents as NCT and the Operating Committee may from time to time require in order to evidence the origination of a Financing, LTPF shall pay Lucent or its designees on the aggregate True Product Costs with respect to Financings originated on that immediately preceding Business Day (such date on which LTPF is required to fund Lucent or its designee shall be referred to as a "Funding Date").

        (b)    ***

SECTION 3.3 NCT VIRTUAL PURCHASE. (a) Pursuant to the terms and conditions of this Agreement, LTPF shall be deemed to have sold, assigned and conveyed to the NCT Purchaser

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



on each Funding Date all LTPF rights in the Payment Stream for each Financing Contract originating on that Funding Date.

        (b) The purchase price which NCT shall be deemed to have paid to LTPF in consideration of its deemed sale to NCT of a Finance Contract shall be the Virtual Purchase Price.

SECTION 3.4 ADJUSTMENT TO DISCOUNT RATE. *** LTPF shall deliver to Lucent a written proposal ("Discount Rate Proposal") setting forth the applicable "Discount Rate Margin" to be used in determining the Virtual Purchase Price for Finance Contracts ***. Lucent shall have a period of 45 days after LTPF's delivery to Lucent of the Discount Rate Proposal to (i) accept the Discount Rate Proposal with respect to all Finance Contracts originated ***, which acceptance shall be in writing; or (ii) reject the Discount Rate Proposal with respect to all Finance Contracts originated ***. If Lucent accepts the Discount Rate Proposal, then the applicable Discount Rate Margin set forth in the Discount Rate Proposal shall become effective, as of ***, with respect to all Finance Contracts and such Discount Rate Margin shall be deemed to replace the definition of Discount Rate Margin in the Agreement. Conversely, if Lucent rejects the Discount Rate Proposal, then ***.

                                   ARTICLE IV
                      NOTIONAL FEE BASE AND MANAGEMENT FEE

SECTION 4.1 LUCENT MANAGEMENT FEE

        (a) NCT shall pay to Lucent (the "Lucent Management Fee"): (i) on each of the first *** consecutive Monthly Payment Dates (beginning ***), an amount equal to *** of the Adjusted Notional Fee Base for the immediately preceding calendar month; (ii) on *** Monthly Payment Dates, an amount equal to *** of the Adjusted Notional Fee Base for the immediately preceding calendar month; and
(iii) on *** Monthly Payment Dates, an amount equal to *** of the Adjusted Notional Fee Base for the immediately preceding calendar month ***.

        (b) If the Adjusted Notional Fee Base is ever less than $0, then any such deficiency (a "Deficiency") shall be subtracted from the Adjusted Notional Fee Base in each of the next succeeding months until such time as the Adjusted Notional Fee Base for any of such months is a positive number. In no event shall Lucent ever have any liability or obligation to NCT to repay any portion of the Lucent Management Fee or compensate NCT for any portion of a Deficiency; provided, however, this sentence shall not prohibit NCT from receiving from Lucent any portion of any Lucent Management Fee which is in excess of the proper amount of such Fee as determined pursuant to any audit of the books and records of LTPF pursuant to SECTION 4.4.

SECTION 4.2 NOTIONAL FEE BASE

        The notional fee base ("Notional Fee Base") for each period during the Term shall be equal to: (a) the Old Portfolio Fee Base, plus (b) the New Portfolio Fee Base, plus (c) Notional

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Third Party Direct Fees, plus (d) Notional Third Party Indirect Fees minus (e) all Notional Fee Charges, in each case determined on an accrual basis for the period to which the Notional Fee Base relates.

SECTION 4.3 RETROACTIVE ECONOMIC BENEFITS. Within 30 days after the Commencement Date, NCT shall pay to Lucent an amount equal to *** of NCT's estimate of the *** for the period beginning *** and ending *** utilizing the methodology set forth in the initial Annual Operating Plan. NCT shall provide Lucent with detailed, supporting information as to NCT's calculation of the amount of such payment. For a period of thirty (30) days after the date on which such sum is paid (the "True-up Period"), either NCT or Lucent may propose any adjustments to such payment amount. At the end of such thirty (30) day period, if the agreed upon adjustments indicate that NCT has overpaid Lucent, Lucent shall pay NCT such overpayment, or if such adjustments indicate NCT has underpaid such payment, NCT shall pay Lucent such underpayment.

SECTION 4.4 RIGHT TO INSPECT AND AUDIT. At any time during the Term, Lucent shall have the right at reasonable times and places, to inspect and audit any NCT records or books of account necessary to determine the fairness and accuracy of the Lucent Management Fee and NCT's efficient operation of LTPF and achievement of the Performance Metrics. For these purposes NCT will secure the full cooperation of its personnel and any independent accountants who have examined such books and records for NCT or otherwise reported on the fair and accurate nature of NCT's financial statements. Such full cooperation will include granting Lucent access to any such accountant's work papers.

                                    ARTICLE V
                         COVENANTS OF NEWCOURT ENTITIES

SECTION 5.1 FINANCING SERVICES PROVIDED BY LTPF.

        (a) LTPF shall, during the Term of this Agreement and within the Service Areas, through Newcourt Entities or third parties reasonably acceptable to
Lucent:

               (1) provide Financing Services and Ancillary Services to Customers and Authorized Dealers;

               (2) as BCS introduces new Products, use its good faith efforts, in cooperation with Lucent, to modify existing or devise new Financing Services and Ancillary Services to support the sale, lease or other furnishings of such new Products;

               (3) cooperate with BCS and Authorized Dealers, as requested, in promoting and advertising the availability of the Financing Services and Ancillary Services to Customers, including providing their sales and marketing personnel with information with respect to such Financings and Ancillary Services and generally responding to inquiries made by Customers or

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


the employees of BCS or Authorized Dealers with respect to such Financing Services and Ancillary Services;

               (4) prepare Standard Documents for use in connection with standardized types of Financings and maintain the capacity to (A) modify such Standard Documents to document particular Financings and Ancillary Services and
(B) prepare appropriate documentation for any customized Financings and Ancillary Services that LTPF may offer to particular Customers or Authorized Dealers pursuant to this Agreement;

               (5) cooperate with BCS and Authorized Dealers to facilitate Financings (including, where appropriate, extensions, renewals or modifications of existing Financings) of replacements or upgrades of Financed Products or additions of Products to previously Financed Products (subject to adequate protection of the interests of LTPF in any Financings that would be affected thereby);

               (6) employ or retain personnel having the requisite financial, legal and other skills to respond to the requests of Customers or Authorized Dealers with respect to unusual, specialized or complex Financings and Ancillary Services; and

               (7) endeavor to maintain good relations with Customers and Authorized Dealers and, by offering courteous, efficient and informed Financing Services and Ancillary Services, promote and support the efforts of BCS and Authorized Dealers to sell, distribute and market the Products.

        (b) In connection with the activities described in paragraph (a) above, NCT shall, during the term of this Agreement and within the Service Areas:

               (1) employ and train appropriate personnel and maintain, adapt and upgrade its telecommunications, information-processing and record-keeping systems as it deems necessary or appropriate for the purpose of carrying out such activities; and

               (2) obtain and maintain such franchises, licenses and permits as it deems necessary or appropriate for the purpose of carrying out such activities.

SECTION 5.2 TRAINING OF LUCENT PERSONNEL. LTPF shall conduct training programs for appropriate sales personnel employed by Lucent and Authorized Dealers at which such individuals shall be trained in the proper documentation of Financings, the techniques of using Financing Services and Ancillary Services offered by LTPF as sales tools and the details of such Financing Services and Ancillary Services. LTPF shall also provide appropriate training and assistance to the Lucent Entities' operational and office support personnel with respect to the implementation of any procedures for implementing Financing Services, the electronic systems interfaces between the Lucent Entities and the NCT Entities' computer systems and related matters.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


SECTION 5.3 PROVIDING LUCENT WITH INFORMATION AS TO FINANCINGS AND FINANCE MARKETS. (a) LTPF shall provide to Lucent on a monthly basis (or as otherwise reasonably requested) information concerning levels of applications for and approvals of Financings and Ancillary Services, turn-around times for processing applications for Financings and Ancillary Services, levels of completed and outstanding Financings, payment and delinquency histories with respect to Financings and Ancillary Services, and any other information with respect to Financings and Ancillary Services under this Agreement reasonably requested by Lucent, including on a monthly basis specific reports showing Customer end-of-term status.

               (b) NCT shall permit and facilitate reasonable and appropriate linkages between the NCT Entities' and Lucent Entities' computer and telecommunications systems for the purpose of retrieving and transmitting between the systems information and documentation in connection with the offering, documentation and monitoring of Financings and Ancillary Services (including the information described in SECTION 5.3(a) and otherwise facilitating the efficient implementation of the relationships and activities contemplated in this Agreement as more fully described in the Annual Operating Plan (which type of support is referred to herein as "Systems Support");

SECTION 5.4 SUPPORTING WORLDWIDE ACTIVITIES. LTPF will perform any commercially reasonable services required by Lucent to facilitate centralized control for Lucent to track and monitor Customers and Customer Financings. BCS and NCT will use all commercially reasonable efforts to have any other financing sources operate through LTPF to help in this worldwide coordination and control. ***

                                   ARTICLE VI
                 COVENANTS OF LUCENTARTICLE COVENANTS OF LUCENT

SECTION 6.1 SUPPORT OF NCT ENTITIES.

        Lucent agrees that during the Term of this Agreement in connection with the offering or provision of Financing Services or Ancillary Services in the Service Areas by LTPF:

               (a) Lucent shall promote LTPF to Customers and Authorized Dealers as its select provider of Customer Financings and Dealer Financings, as appropriate, and Ancillary Services made available by LTPF (which type of support described in this paragraph is referred to herein as "Finance Marketing Support"), in the Service Areas. Lucent covenants and agrees that Lucent's sales representatives engaged in the sale or marketing of Products for which LTPF offers Customer Financing or Dealer Financings or Ancillary Services shall be made aware of Lucent promotional and informational literature provided by LTPF concerning such Financing Services and Ancillary Services and, where appropriate, Standard Documents. Lucent covenants and agrees that such sales representatives shall make Financing options offered by LTPF known to Customers and Authorized Dealers interested in Financing the purchase, lease or other acquisition of Products and, where appropriate, shall make the Ancillary Services offered by LTPF known to such Customers and Authorized Dealers. In addition, Lucent covenants and agrees that such sales representatives shall make the

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


existence of LTPF Financing Services and Ancillary Services of LTPF known to Customers and Authorized Dealers.

               (b) Lucent shall cooperate with LTPF by causing Lucent sales representatives to make available to Customers and Authorized Dealers access to LTPF Customer Financings and Dealer Financings and, as appropriate, Ancillary Services, and to provide training to appropriate personnel employed by LTPF with respect to the Products and the sales and marketing thereof (which type of support described in this paragraph is referred to herein as "Personnel Support").

               (c) Lucent shall provide appropriate personnel of designate by LTPF with office space at appropriate Sales Sites and appropriate office support services on the terms and conditions set forth in SCHEDULE 6.1 attached hereto and made a part hereof (which type of support is referred to herein as "LOCATION SUPPORT");

               (d) Lucent shall permit and facilitate reasonable and appropriate linkages between the Newcourt Entities' and Lucent Entities' computer and telecommunications systems for the purpose of retrieving and transmitting between the systems information and documentation in connection with the offering, documentation and monitoring of Financings and Ancillary Services and otherwise facilitating the efficient implementation of the relationships and activities contemplated in this Agreement (which type of support shall be referred to "Systems Support");

               (e) Lucent shall, subject to confidentiality terms of this Agreement, provide to LTPF appropriate information with respect to Lucent's Product development and marketing plans for the purposes of permitting LTPF to more effectively design appropriate programs for Financing Services and Ancillary Services and to determine the likely residual values of Products (which type of support described in this paragraph is referred to herein as "Information Support"). Without limiting the foregoing, Lucent shall keep LTPF informed on a regular and timely basis of Product development and marketing plans and results to the extent Lucent deems it relevant to the activities contemplated under this Agreement. Lucent agrees that Lucent shall also provide LTPF with appropriate information within the possession or control of Lucent that is relevant to an analysis of the credit standing of any Customer or Authorized Dealer proposed to directly or indirectly receive Financing Services or Ancillary Services from LTPF.

SECTION 6.2    OTHER FINANCING SOURCES.

        (a) Subject to SECTION 2.3, this Agreement shall, at any time, apply only to the then current Service Areas, ***, and in any areas which are not Service Areas, Lucent may, subject to SECTION 2.3, provide or set up any Financing or Ancillary programs with any Persons Lucent Entities may desire. ***

        (b) Notwithstanding the other provisions of this ARTICLE VI, Lucent may, but shall not be required to, provide to LTPF any (i) Finance Marketing Support in connection with any Customer Outsourcing Program, (ii) Location Support or Systems Support in connection with

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

any Customer Outsourcing Program in addition to that currently provided by Lucent, and (iii) Information Support in connection with any Customer Outsourcing Program except that Lucent shall provide information to NCT relating to the specific Products being Financed by NCT in connection with any Customer Outsourcing Program. In addition to the foregoing, Lucent may, in connection with any Customer Outsourcing Program with any Customer, without providing a right to bid thereon to LTPF or NCT, (x) guarantee or assume the payment obligations of such Customer under financings for products provided to such Customer by any Alternative Financing Service Provider and (y) finance, through the financing program or arrangement in effect with such alternative financing source, upgrades or add-ons to the products that have been so financed through such Alternative Financing Service Provider.

        (c) *** the Alternative Financing Service Providers set forth on
Schedule 6.2 *** (and any fees, income or revenue *** from these programs shall be included as Notional Third Party Indirect Fees).

                                   ARTICLE VII
                             COVENANT NOT TO COMPETE

7.1 COVENANT NOT TO COMPETE

        (a) In General. Subject to SECTION 7.1(b), the Newcourt Entities shall not at any time during the Term, directly or indirectly, enter into any program, joint venture or similar arrangement relating to the financing or leasing within any Service Area of the following entities' products which compete with Products financed by or through LTPF or relating to the provision of Ancillary Services (collectively the "Competing Business") to the following entities and their respective Affiliates ("Lucent Competitors"):

        ***

        (b) Exceptions. Notwithstanding SECTION 7.1(a), the restrictions set forth in SECTION 7.1(a) shall not impair, affect or interfere with the ability of the Newcourt Entities to:

               (i) enter into any relationship with any Lucent Competitor which Lucent has consented to in writing;

               (ii) purchase only the indebtedness portion of completed transactions of any type; provided that the Newcourt Entities shall not provide a quote, provide an indication of interest, letter of intent or similar interest, or agree or commit to purchase any such transaction or an interest in such transaction until ***

               (iii) lease products directly to, provide loans directly to, or otherwise provide financial services directly to a Lucent Competitor;

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               (iv) enter into any programs, joint ventures or other similar arrangements or to effect any fundings or the purchase of any transactions originated outside any Service Area; provided, however, in the event that a Newcourt Entity enters into a relationship with a Lucent Competitor in a geographic territory which is not then a Service Area and such territory later becomes a Service Area, the Newcourt Entities shall be entitled to continue such relationship; provided that such arrangement shall not be continued beyond the later of (A) 180 days after the date the geographic territory becomes a Service Area or (B) the then applicable term specified in the program, joint venture or other applicable documents

               (v) continue the relationships described on Schedule 7.1;

               (vi) continue a program or joint venture which constitutes a Competing Business that has been acquired by a Newcourt Entity; provided, however, (I) such business shall not be continued beyond 180 days after the date of such acquisition, and (II) the Newcourt Entities shall not acquire a business or entity which has, as substantially all of its business, a Competing Business, unless the Newcourt Entities divested or discontinued within 180 days after such acquisition.

        (c) During the Term, Lucent may add in good faith additional Lucent Competitors, provided, however, that if Newcourt has an existing program, joint venture or similar arrangement with any of these additional Lucent Competitors, Newcourt may continue such arrangement as if such arrangement were listed on
Schedule 7.1.

SECTION 7.2 COVENANT NOT TO SOLICIT. The Lucent Entities and the Newcourt Entities agree that during the Term they shall not solicit for employment any employees of each other who are engaged, in any significant manner, in the activities subject to this Agreement.

SECTION 7.3 MUTUAL STANDSTILL. During the Term and any Transition Period, neither the Newcourt Entities, on one hand, nor the Lucent Entities, on the other hand, will, without the prior written consent of the other party, (i) propose any transaction between the parties or their respective security holders involving any of the other party's (or its ultimate parent company's) securities or security holders or (ii) acquire, or assist, advise or encourage any other Person in acquiring, directly or indirectly, control of the other party (other than the party's interest in LTPF).

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                  ARTICLE VIII
                             REMARKETING OF PRODUCTS


SECTION 8.1 IN GENERAL. (a) The Operating Committee and NCT shall develop and coordinate the strategies with respect to the disposition or re-lease (whether by the extension of the existing lease or by a new lease to a third party) of Products financed by NCT (whether at the end of the lease term or upon the return or repossession of the leased Product prior to the end of such term), with the objective of maintaining the relevant Customers and Authorized Dealers as purchasers and users of Products. Subject to (b) below, NCT will not be restricted in terms of its right to sell, release or otherwise dispose of returned or repossessed Products (including Products that have been leased by or subject to security interests or other claims in favor of NCT).

               (b) Lucent shall have the right to purchase any Products which are returned to LTPF at ***. If Lucent does not exercise this option, Lucent shall have the right to match any bid received by LTPF for any such Products if the bid is less than ***. Lucent may exercise this option to purchase Products for an aggregate purchase price payable by Lucent not in excess of *** of Financings expected to be originated in the then current fiscal year based upon the then current Annual Operating Plan.

SECTION 8.2 RIGHTS TO USE SOFTWARE. Lucent hereby grants, on behalf of itself and any other applicable Lucent Entity, a license to the appropriate Newcourt Entity to use any and all Software associated with routine use of Products, which license shall with respect to any such Software be effective automatically and immediately upon Financing by NCT through LTPF of such Products in connection with which such Software is to be used. Except as provided herein, the scope of the license granted to NCT shall be consistent with the scope of the license granted by Lucent in its standard form of sales agreement with respect to such Software. NCT shall (i) not be required to pay any license fee for such Software or otherwise comply with the terms of any applicable license agreement for so long as NCT is merely providing Financing for such Software or any related Products or has foreclosed on or otherwise repossessed or reacquired such Software in connection with a default under or expiration or termination of the related Financing but is not using such Software (except for purposes of testing or demonstrating such Software in connection with any proposed disposition of such Software) and (ii) be entitled to assign its license to any other Person, provided that if such Person is not NCT and Lucent's standard form of license agreement for such Software requires the prior consent of Lucent to assign such license, NCT shall assign such license only upon execution and delivery by the assignee of the Lucent's standard form of license agreement for such Software and agreement by such assignee to pay, at the then-prevailing rate, any fees required to be paid by a licensee of such Software to Lucent pursuant to the terms of such license agreement.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   ARTICLE IX
                     ARTICLE REPRESENTATIONS AND WARRANTIES;
                               ALLOCATION OF RISKS


SECTION 9.1 REPRESENTATIONS, WARRANTIES AND COVENANTS.

        (a) Unless otherwise agreed with respect to particular Financings or Ancillary Services or programs with respect thereto, Lucent will be deemed to make the following representations, warranties and covenants to NCT when NCT initially provides a Financing or Ancillary Service with respect to a Product (to the extent such representations, warranties or covenants are applicable to the particular Financing or Ancillary Service):

               (1) NCT will, upon payment to Lucent of the True Product Cost of any Product being Financed, receive (A) if the Financing involves a lease or an installment sale, whereby title to the Product shall be transferred by a Lucent Entity to NCT, marketable title to the Product (other than Products constituting Software) free and clear of any lien or charge thereon created by or through any Lucent Entity and (B) to the extent any portion of such Product is not manufactured or developed by a Lucent Entity and with respect to which a Lucent Entity has received a warranty or indemnity from another Person, an assignment by the Lucent Entity of the remaining portion of any such applicable warranty, express or implied, and indemnity rights applicable to such Product to the extent that such warranty and indemnity rights are assignable (and if any such warranty or indemnity rights are not so assignable, the Lucent Entity will hold any such warranty and indemnity rights for the benefit of NCT and will, at the direction and expense of NCT, take all such actions as such NCT Entity reasonably requests to enforce all or any part of such warranty and indemnity rights);

               (2) none of the Lucent Entities nor, to Lucent's knowledge, any of their employees or agents will knowingly participate in, or fail to disclose to NCT any knowledge of, any fraudulent or illegal act in connection with the Financing or Ancillary Service;

               (3) the Products financed by NCT, if sold by a Lucent Entity to the Customer or NCT, will be delivered to the Customer or Authorized Dealer named in the applicable Financing agreement and installed at the location, if any, indicated in the applicable Financing agreement in accordance with such Lucent Entity's normal operating practices and the terms of the contract with the Customer or Authorized Dealer, and the Lucent Entity will honor all express and implied warranties and agreements, representations and assurances made by it to any Customer or Authorized Dealer with respect to any such Product; and

               (4) if an employee of a Lucent Entity obtained the Customer's signature on a Finance Contract, Lucent has delivered or will deliver such Finance Contract to NCT, and to the Lucent Entity and its employees' knowledge, there are no other original copies; and

               (5) the Lucent Entities and their employees, agents and representatives will not make any representation, warranty or covenant on behalf of LTPF or any Newcourt Entity to a

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Customer or Authorized Dealer with respect to the: (A) Financing, (B) the Standard Documents, (C) or other documents provided by an NCT Entity, or (D) the Ancillary Service, except (i) with the consent of a Newcourt Entity, (ii) in accordance with standard operating practices between the Lucent Entities, on the one hand, and LTPF and/or the Newcourt Entities, on the other hand, or (iii) at the direction of LTPF or any Newcourt Entity.

        (b) Unless otherwise agreed with respect to particular Financings, Ancillary Services or programs with respect thereto, NCT will be deemed to make the following representations, warranties and covenants to Lucent each time that NCT resells a Financed Product to Lucent or provides Financing or Ancillary Service with respect to a Product (to the extent such representations, warranties or covenants are applicable to the particular Financing or Ancillary Service), or if Lucent purchases a Finance Contract from NCT or LTPF:

               (1) Lucent will, upon payment of the purchase price of any Financed Product, receive (A) marketable title to the Product free and clear of any lien or charge thereon created by or through NCT and (B) to the extent any portion of such Product is not manufactured or developed by Lucent and with respect to which NCT has received a warranty or indemnity from a Person other than Lucent, an assignment of any such applicable warranty, express or implied, and indemnity rights to the extent that such rights are assignable (and if any such warranty or indemnity rights are not so assignable, NCT will hold any such warranty and indemnity rights for the benefit of such Lucent Entity and will, at the direction and expense of Lucent, take all such actions as Lucent reasonably requests to enforce all or any part of such warranty and indemnity rights);

               (2) neither NCT nor, to its knowledge any employees or agents thereof will knowingly participate in, or fail to disclose to Lucent any knowledge of, any fraudulent or illegal act in connection with the Financing or Ancillary Service;

               (3) Lucent will, upon payment of the Investment Balance (or such other amount as may be agreed upon for Lucent to purchase a Finance Contract), receive title to the Finance Contract free and clear of any lien or charge thereon created by or through any Newcourt Entity, except for rights of the Customer under the Finance Contract; and

               (4) The Newcourt Entities and their employees, agents and representatives will not make any representation, warranty or covenant on behalf of any Lucent Entity to a Customer or Authorized Dealer with respect to the any products and any contract, agreement or other documents provided by a Lucent Entity or related to the furnishing of products or services by any Lucent Entity.

SECTION 9.2 ALLOCATION OF CERTAIN RISKS.

        (a) LTPF shall assume responsibility for and bear the risks of delinquency, default and non-payment under any Financings unless (i) Lucent and NCT agree otherwise in writing, (ii) NCT is entitled to indemnification for such risks pursuant to the terms of ARTICLE XIII, or (iii) such delinquency, default or non-payment is a Lucent Responsibility, as defined below (in which event such risks will be borne in accordance with this SECTION 9.2).

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (b) A "Lucent Responsibility" means a delinquency, default or non-payment by a Customer or an Authorized Dealer under any Financing resulting from:

               (1) a demonstrated failure by a Lucent Entity to deliver, install or service, as the case may be, such Product in accordance with its contractual or legal obligation to deliver, install or service such Product;

               (2) a demonstrated failure of any Product to comply with any contractual representation, warranty or covenant provided by a Lucent Entity with respect to such Product or with any warranty of a Lucent Entity applicable to such Product by operation of law;

               (3) any adjudicated offset or counterclaim prevailed upon by the relevant Customer or Authorized Dealer against the amounts due by it under the Financing on the basis of disputes between such Customer or Authorized Dealer and a Lucent Entity (or on the basis of amounts owing by a Lucent Entity to such Customer or Authorized Dealer) under any business dealings between such Customer or Authorized Dealer and a Lucent Entity, whether or not related to such Product or such Financing;

               (4) a demonstrated breach or violation by a Lucent Entity or any of its employees of the provisions of SECTION 9.1(a) (whether or not such breach or violation gives rise to a right of termination of this Agreement);

               (5) a finding as a matter of law or equity, that any Lucent Entity is responsible for the Customer's or Authorized Dealer's failure to honor its obligations under a Financing or such Customer or Authorized Dealer is able to avail itself of a defense to any claim asserted by the relevant NCT Entity with respect to such Financing based on non-performance by any Lucent Entity of any obligations of any such Lucent Entity (whether or not related to the Financed Product) or any breach by a Lucent Entity of any warranty (at contract or at law) with respect to any Product, despite customary "hell or high water" contained in the Finance Contract.

        (c) If a Lucent Responsibility occurs, or Lucent breaches a representation or warranty contained in SECTION 9.1(a), then Lucent shall pay to LTPF the amount of the damages to LTPF or NCT as a result of such event, not to exceed the Investment Balance, and if such damages were incurred by NCT, LTPF shall pay over such amount to NCT. If Lucent pays the Investment Balance, Lucent shall be entitled to purchase the Finance Contract and title to the related Equipment, which shall be conveyed to Lucent in accordance with the representations and warranties contained in SECTION 9.1(b)(3).

        (d) If NCT breaches a representation or warranty contained in SECTION 9.1(b), NCT shall pay to Lucent the amount of Lucent's daamages, not to exceed the amount Lucent paid LTPF or NCT for the relevant Product and/or Finance Contract.

SECTION 9.3 COLLECTION AND REPOSSESSION ACTIONS. Except as provided in SECTION 9.4, NCT will be entitled, in its discretion, and on behalf of LTPF, to take or not to take any and all

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


actions to collect amounts due and unpaid or otherwise enforce its rights upon the occurrence of a default by a Customer or Authorized Dealer under a Financing including, without limitation, to make demand for payment or performance, institute an action for payment of amounts due or for specific performance, institute collection proceedings, effect acceleration or termination of the Financing, foreclose upon or take possession of security (which may include the Financed Product) provided by or on behalf of the Customer or Authorized Dealer or enforce remedies to take possession and control of the Product.

SECTION 9.4 ACTIONS AGAINST SIGNIFICANT ACCOUNTS. LTPF shall, to the extent practicable, provide advance notice to Lucent of any legal proceeding or repossession action to be initiated against a Significant Account.

                                    ARTICLE X
                                GRANT OF LICENSE

SECTION 10.1 GRANT OF LICENSE. Lucent hereby grants to NCT a non-exclusive, non-transferable, worldwide license and right to use the Marks for Permitted General Purposes. Under such license, NCT shall be entitled to use the Marks for purposes of identifying NCT as the source of any Financing Services or Ancillary Services offered or provided by NCT hereunder from time to time (including, without limitation, in agreements, business cards, letterheads, brochures, and computer programs) in a manner satisfactory to Lucent and in accordance with
SECTION 10.3 below.

SECTION 10.2 TERMINATION OF LICENSE. From and after the earlier of (i) *** days after notice by Lucent to NCT and (ii) the termination of this Agreement, NCT shall discontinue use of the Marks and the license granted to NCT shall terminate, except that to the extent the existing Finance Contracts utilize the Marks in the Finance Contracts and related documentation, NCT may continue to use the marks to the extent reasonably necessary to facilitate the orderly servicing and disposition of such Finance Contracts.

SECTION 10.3 OTHER ISSUES.

        (a) NCT agrees to abide by Lucent's guidelines specifying the dimensions and other aspects of the use and appearance of the Marks as they may be generally in effect from time to time.

        (b) NCT's use of the Marks shall be subject to prepublication review and approval with respect to, but not limited to, content, style, appearance, composition, timing and media. One copy of all such marketing material shall be provided to Lucent (Attention: ***).

        (c) NCT agrees to provide Lucent with any documents reasonably requested by Lucent in connection with its registration and enforcement of the Marks worldwide.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (d) NCT agrees that it acquires no rights to the Marks by its use and that any use of the Marks by NCT inures to the sole benefit of Lucent.

        (e) In the event that NCT becomes aware of any unauthorized use of the Marks by third parties, NCT agrees to promptly notify Lucent and to cooperate fully, at Lucent's expense, in any enforcement of Lucent's rights against such third parties. Nothing contained in this paragraph shall be construed to require Lucent to enforce any rights against third parties or to restrict Lucent's rights to license or consent to such third parties' use of the Marks.

                                   ARTICLE XI
                               MANAGEMENT OF LTPF


SECTION 11.1 MANAGEMENT OF LTPF. Except as otherwise expressly provided in this Agreement, NCT shall, in accordance with SECTION 11.3, operate LTPF in consultation with, as to certain matters, and with the consent of as to other matters, an operating committee (the "Operating Committee").

SECTION 11.2 OPERATING COMMITTEE; NUMBER AND ELECTION OF MEMBERS; ADDITIONAL COMMITTEES.

        (a) The Operating Committee shall initially consist of four members (each, a "Member"), two designated by Lucent and two by NCT.

        (b) If additional committees of LTPF are formed by the Operating Committee, NCT and Lucent shall be entitled to the same representation on any such additional committee as NCT and Lucent receive on the Operating Committee.

        (c) ***

        (d) The Members of the Operating Committee shall conduct the affairs of the Operating Committee in a commercially reasonable manner.

SECTION 11.3 POWERS OF OPERATING COMMITTEE; IMPASSE.

        (a) Newcourt shall extensively consult with the Operating Committee on the operation of LTPF as to:

               (1)    Financing product and market strategy;
               (2)    internal audits;
               (3) appointment, termination and compensation of senior officers of LTPF, other than the chief executive officer, or officer holding the equivalent position, of LTPF (the "CEO");
               (4) LTPF's compliance with its Performance Metric targets and other obligations;

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               (5)     matters specified in an Annual Operating Plan; and
               (6)     other matters agreed upon by Lucent and Newcourt.

        (b) Operating Committee approval and consent shall be necessary for the approval or amendment of each Annual Operating Plan; provided, that if the Operating Committee reaches an impasse with respect to any matter related to the business affairs of LTPF, or fails to approve any Annual Operating Plan after employing all reasonable efforts to resolve such impasse, the matter will be resolved in accordance with ARTICLE XIV.

        (c) The CEO shall be nominated by Newcourt, and Operating Committee approval shall be required to appoint the CEO.

        (d) Either Newcourt or the Operating Committee may request the removal of the CEO, but the CEO may not be removed without the approval of the other party or group. If Newcourt and the Operating Committee can not reach agreement on the removal of the CEO, the matter shall be resolved in accordance with
ARTICLE XIV.

SECTION 11.4 PLACE OF MEETINGS. Meetings of the Operating Committee may be held either within or without the State of New Jersey. The Members serving on the Operating Committee, by Majority Vote, may appoint from among themselves a chairperson to preside at meetings of the Operating Committee. Any Member shall be permitted to attend any meeting of the Operating Committee in person or by conference call.

SECTION 11.5 REGULAR MEETINGS. The Operating Committee shall meet at least once a month (unless otherwise agreed by the parties). No notice need be given to Members of regular meetings for which the Members have previously designated a time and place for the meeting.

SECTION 11.6 SPECIAL MEETINGS. Special meetings of the Operating Committee may be held at any time upon the request of at least two Members. Notification of any special meeting shall be given to each Member at least two Business Days before the meeting. Notification of the time, place and purpose of such meeting may be waived in writing before or after such meeting. Attendance of a Member at such meeting shall also constitute a waiver of Notification thereof. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Operating Committee need be specified in the notice or waiver of notice of such meeting.

SECTION 11.7 QUORUM OF AND ACTION BY OPERATING COMMITTEE. The presence, in person or by written proxy, of a majority of the Members shall constitute a quorum for the transaction of business at any meeting of the Operating Committee. Except as otherwise expressly set forth in this Agreement, any action to be taken or approved by the Operating Committee hereunder must be taken or approved by Majority Vote of the Operating Committee and any action so taken or approved shall constitute the act of the Operating Committee.

SECTION 11.8 COMPENSATION; REIMBURSEMENT.

        (a) The Members shall serve in such capacity without compensation from LTPF therefor. The Members at all times shall remain the employees of their respective employers

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


and shall owe duties of loyalty and care to such respective employers, and not to any other Persons.

        (b) The compensation policies and arrangements (including base salaries, bonuses and incentive programs) applicable to members of the Operating Committee who are "dedicated" to LTPF will be set by the senior executive management representatives of Lucent and NCT, and the compensation policies and arrangements (including base salaries, bonuses and incentive programs) applicable to all other LTPF dedicated employees will be set as indicated in the Annual Operating Plan. Incentive compensation shall be equally aligned with the economic performance of LTPF and with Lucent's applicable sales targets.

        (c) LTPF will reimburse each of the parties for the direct costs reflected in the Annual Operating Plan, incurred in performed administrative or other services that are outsourced to or otherwise performed by such party on behalf of LTPF, as agreed to between NCT and Lucent.

SECTION 11.9 RESIGNATION AND REMOVAL. Any Member may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by LTPF. Each party hereto will have the right to remove and replace its designees to the Operating Committee at any time. In addition, each party will have the right to propose the removal of the other party's designees at any time; provided, that the removal of a party's designees may be effected only with that party's consent, which consent shall not be unreasonably withheld or delayed.

SECTION 11.10 ACTION BY WRITTEN CONSENT. Any action that may be taken at a meeting of the Operating Committee may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of those Persons entitled to vote at that meeting, and such consent shall have the same force and effect as a unanimous vote of the Operating Committee at a meeting duly called and held. No notice shall be required in connection with the use of a written consent pursuant to this SECTION 11.10.

SECTION 11.11 OFFICERS; EMPLOYEES.

        (a) The officers of LTPF will consist of the CEO and such other or alternative senior officers as may be appointed from time to time in consultation with the Operating Committee or its designee. Except with respect to the CEO, each party will have the right to nominate officers, but the appointment of any them requires consultation with the Operating Committee. The Operating Committee may request LTPF to remove and replace any officer, except the CEO, at any time and from time to time. Unless NCT objects, NCT shall promptly remove any such officer. If NCT objects, NCT shall set forth its basis for such objection. In the event NCT and the Operating Committee reach an impasse on such issue, such issue shall be resolved pursuant to the procedure set forth in ARTICLE XIV.

        (b) The officers of LTPF will be responsible for identifying managing the day to day operations of LTPF, including any employees within or external to NCT's organization who will be providing services to LTPF and any third party financing sources which will be funding or

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


originating Financings on behalf of or in coordination with LTPF. Lucent may identify employees of Lucent who will be "dedicated" to LTPF, with the reasonable consent of the CEO.

        (c) The appropriate officers of LTPF will submit to the Operating Committee such reasonable periodic reports regarding the actual and planned business activities of LTPF as the Operating Committee reasonably directs. In addition, the officers of LTPF will cooperate fully with each of the parties hereto (including submitting requested forecasts, projections and other reports) as may be reasonably requested as a part of such party's own business planning and forecasting activities.

                                   ARTICLE XII
                    ANNUAL OPERATING PLAN; BOOKS AND RECORDS



SECTION 12.1 ANNUAL OPERATING PLAN.

        (a) The business activities of LTPF will be conducted by NCT pursuant to an annual operating plan (the "Annual Operating Plan"). The Annual Operating Plan will be prepared by LTPF and approved by the Operating Committee. The Annual Operating Plan, covering the period from the Commencement Date through September 30, 1998, which will include the financial commitments of LTPF for the periods of October 1, 1997, to September 30, 1998, and October 1, 1998 to September 30, 1999, will be mutually agreed to by Newcourt and Lucent as soon as possible. The appropriate officers of LTPF will prepare and submit subsequent Annual Operating Plans by June 30 of each year during the Term for the next one year period, commencing June 30, 1998 with an Annual Operating Plan for the period October 1, 1998 to September 30, 1999, and in such detail as will allow the Operating Committee to consider and approve the plans prior to the beginning of the fiscal year covered by any such plans.

        (b) Each Annual Operating Plan will address such matters as the CEO determines or the Operating Committee directs; and should, address at least the following (and where appropriate, by channel, product line and geographic region): (i) fully detailed financial projections and assumptions as to such period's Notional Fee Base; (ii) organizational structure and staffing requirements; (iii) compensation structure; (iv) Financing product offerings;
(v) target credit approval rates; (vi) ***; (vii) target customer response times; (viii) lease rate *** policies; (ix) residual policies; (x) ***; (xi) bad debt reserve levels, usage and reserve policies; (xii) ***; and (xiii) ***.

        (c) Should the Operating Committee fail to approve an Annual Operating Plan, the impasse will be resolved according to the process set forth in ARTICLE XIV hereof. If an Annual Operating Plan has not been established with respect to any fiscal year NCT shall be responsible for operating LTPF in accordance with the parameters set forth in the prior fiscal year's Annual Operating Plan (except that the *** shall be increased by *** over the target for the prior fiscal year) until an Annual Operating Plan is established for the then current period, in which event NCT shall be responsible to operate LTPF in accordance with the newly established Annual Operating Plan.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SECTION 12.2 BOOKS AND RECORDS; RIGHT OF INSPECTION.

        (a) During the Term, NCT shall maintain LTPF's management books and records appropriate or necessary in connection with the conduct of the business of LTPF pursuant to the terms of this Agreement.

        (b) Lucent may examine and copy in person, at any reasonable time and for any reasonable purpose, such information as it deems necessary regarding the business, affairs and operations of LTPF.

SECTION 12.3 *** If for any fiscal year, LTPF shall achieve a *** for that year which is less than *** of the amount specified for the Annual Operating Plan for that year, the *** shall be *** for the next fiscal year, unless the Operating Committee agrees otherwise by a Majority Vote. Any revision to the Annual Operation Plan for the next fiscal year shall specify whether or not the *** is included.

                                  ARTICLE XIII
                                 INDEMNIFICATION

SECTION 13.1 NEWCOURT INDEMNITY. Newcourt agrees to save, protect, indemnify and hold harmless, on an After-Tax Basis, the Lucent Entities and their respective employees, officers, directors, agents and representatives from and against all liabilities, costs (including attorneys fees and disbursements), claims and charges arising from or relating to: (i) the breach by any Newcourt Entity of any representations, warranties or covenants of any Newcourt Entity contained in or delivered pursuant to this Agreement, or any other agreement of any Newcourt Entity relating to Products, Financings or Ancillary Services; or (ii) any violation by any Newcourt Entity or any of its employees or agents of any law applicable to the sale, lease or other furnishing of Products or to any related Financings or Ancillary Services (including, without limitation, any law relating to the reporting of or extension or denial of credit, the collection of debt or the repossession or disposition of products). The foregoing indemnity shall not apply in respect of liabilities, costs, claims or charges to the extent arising from or relating to (x) any action, sufferance or omission by any Lucent Entity or its employees effected in bad faith or (y) any breach or violation by a Lucent Entity of the provisions of this Agreement or any such other applicable agreement between a Lucent Entity and a Newcourt Entity (whether or not such breach or violation gives rise to a right of termination of this Agreement or such other agreement).

SECTION 13.2 LUCENT INDEMNITY. Lucent agrees to save protect, indemnify and hold harmless, on an After-Tax Basis, the Newcourt Entities and their respective employees, officers, directors, agents and representatives of each of the foregoing from and against all liabilities, costs (including attorneys fees and disbursements), claims and charges arising from or relating to: (i) breach by a Lucent Entity of any representations, warranties or covenants contained in or delivered pursuant to this Agreement or any other agreement relating to

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Products, Financings or Ancillary Services; (ii) any products, environmental or other similar adjudicated liability relating to the Products ; (iii) any misrepresentation made by any employee or agent of a Lucent Entity to any Customer or Authorized Dealer as to the commitment of a Newcourt Entity to provide any Financings or Ancillary Services to such Customer or Authorized Dealer or the likely availability thereof; (iv) Lucent's rights to or ownership interests in the Marks or the invalidity or ineffectiveness of or any infringement against the Marks to the extent such liabilities, costs, claims or damages arise or are asserted (or are sustainable) under applicable United States federal, state or local law; (v) the invalidity or ineffectiveness of the license granted under this Agreement or pursuant hereto to the extent such liabilities, costs, claims or damages are asserted (or are sustainable) under applicable United States federal, state or local law. The foregoing indemnity shall not apply in respect of liabilities, costs, claims or charges to the extent arising from or relating to (x) any action, sufferance or omission by a Newcourt Entity or an employee of a Newcourt Entity that is effected in bad faith or (y) any breach or violation by Newcourt Entity or any employee of Newcourt Entity of the provisions of this Agreement or any such other applicable agreement between a Lucent Entity and a Newcourt Entity (whether or not such breach or violation gives rise to a right of termination of this Agreement or such other agreement).

SECTION 13.3 INDEMNITY PROCEDURE. Each indemnified party under SECTION 13.1 or
SECTION 13.2 shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in SECTION 13.1 or SECTION 13.2 unless, and only to the extent that, the indemnifying party was prejudiced by such failure, and in no event will such failure relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any claim or action, the indemnifying party will not be liable to the indemnified party under SECTION 13.1 or SECTION 13.2 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, that the indemnified party will have the right to employ separate counsel to represent it if, in the reasonable judgment of such indemnified party, it is advisable for it to be represented by separate counsel, and in such event the fees and expenses of such separate counsel will be paid by such indemnified party. The indemnifying party may not without the prior written consent of the indemnified party agree to any settlement of any claim or action as the result of which any remedy or relief, other than solely for monetary damages for which the indemnifying party will be responsible hereunder, will be applied to or against the indemnified party. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party will continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party will not be obligated hereunder to reimburse the indemnified party for the costs thereof.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   ARTICLE XIV
                               DISPUTE RESOLUTION

SECTION 14.1 DISPUTES. The procedures for discussion, negotiation and arbitration set forth in this ARTICLE XIV will apply to all disputes solely between the parties or their respective Affiliates under this Agreement.

SECTION 14.2 RESOLUTION OF DISPUTES. The parties hereto agree and acknowledge that they shall use good faith to resolve all differences and disputes. Consistent with the foregoing principles, the parties desire to avoid the expense and delay of resolving disputes by use of traditional civil litigation. Accordingly the parties agree to resolve their differences and disputes by first engaging in extensive discussions at the Operating Committee level.

SECTION 14.3 REFERRAL TO EXECUTIVE OFFICERS. Either party may, by giving written notice to the other party, demand that any dispute or difference be referred to the President of Newcourt Financial and the *** of Lucent (or such other senior executive appointed by the applicable party) (the "Senior Management Executives") who will attempt in good faith and reasonable diligence to resolve the dispute. Any such notice shall state, with reasonable particularity, the nature of the dispute. The parties and their respective Senior Management Executives shall endeavor in good faith to resolve the dispute. If the dispute is not resolved by the Senior Management Executives within 30 calendar days, either party may have the matter will be submitted to mediation pursuant to the provisions of SECTION 14.4 hereof.

SECTION 14.4  MEDIATION.

        (a) If, and only if, a notice pursuant to SECTION 14.3 has been given and the Senior Management Executives of the parties have not resolved the dispute within 30 days after the giving of such notice, then either party may submit the dispute to mediation.

        (b) Except as otherwise provided in this Section or as otherwise agreed upon, in writing by the parties, such mediation shall be administered by the American Arbitration Association (the "AAA") under its Commercial Mediation Rules as in effect at such time (the "Mediation Rules").

        (c) The party desiring such mediation shall first provide notice to the other party requesting mediation. If the other party objects to mediation within 10 days after the request for mediation has been given, the dispute shall not be submitted for mediation. If the other party does not object in writing to the request for mediation within 10 days, the party sending the request for mediation shall initiate the mediation by filing a written request for mediation with the AAA and delivering a copy of such request to the other party. Such request shall state, with reasonable particularity, the nature of the dispute and shall include such additional information as may be required by the Mediation Rules.

        (d) Upon delivery of the mediation request, the parties shall endeavor in good faith to select a neutral mediator who is acceptable to each party. If the parties have not selected a

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


mutually acceptable neutral mediator within five Business Days after the delivery of the mediation request, they shall so notify the AAA and the AAA shall appoint a mediator in accordance with the Mediation Rules. Unless otherwise agreed upon by the parties, all mediation sessions shall be held at the AAA's regional office in New Jersey. The parties shall endeavor in good faith to resolve the dispute through the mediation process contemplated by this Section and neither party shall be entitled unilaterally to terminate the mediation prior to thirty days after the appointment of a mediator.

        (e) The fees and expenses of the mediator and AAA will be borne one-half by Lucent and one-half by NCT. All other expenses in connection with the arbitration shall be the responsibility of the party incurring such expense.

SECTION 14.5 ARBITRATION.

        (a) If a party receiving a request for mediation pursuant to SECTION
14.4 has objected to mediation in accordance with SECTION 14.4 or if the dispute has been submitted to mediation pursuant to SECTION 14.4 and such mediation has been properly terminated (without resolution of the dispute) pursuant to the Mediation Rules and this Agreement, then either party may demand that the dispute be resolved by binding arbitration.

        (b) The party desiring such arbitration shall initiate the arbitration by delivering a written demand for arbitration to the other party and taking such other action as is required by the Arbitration Rules. Such demand shall state, with reasonable particularity, the nature of the Dispute and shall include such additional information as may be required by the Arbitration Rules.

        (c) The parties shall attempt to select, within 5 days after such notice of demand for arbitration is given, a neutral arbitrator satisfactory to each.

        (d) If the parties are not able to jointly select an arbitrator within such 5 day period, the parties shall each appoint, by notice to the other party, a reasonably qualified neutral arbitrator within 10 days after provision of the notice referred to in paragraph (c) above. If one party appoints such an arbitrator within such time period and the other party fails to appoint an arbitrator within such time period, the arbitrator appointed by the one party shall be the sole arbitrator of the dispute.

        (e) In the event that an arbitrator is not selected pursuant to paragraph (c) or (d) above, and, instead, two arbitrators are selected pursuant to paragraph (d) above, the two arbitrators will, within 10 days after the appointment of the later of them to be appointed, select a third reasonably qualified neutral arbitrator who will act as the sole arbitrator of the dispute. After selection of such sole arbitrator, the two initial arbitrators shall have no further role with respect to the dispute.

        (f) The sole arbitrator selected pursuant to paragraph (c), (d) or (e) above will set a time for the hearing of the dispute which will not be later than 30 days after the date of appointment of the sole arbitrator pursuant to paragraph (c), (d) or (e) above, and the final decision of such

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


arbitrator will be rendered in writing to the parties not later than 30 days after the last hearing date, unless otherwise agreed by the parties in writing.

        (g) Except as otherwise set forth herein or agreed to by the parties, any arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of the AAA then prevailing, and the decision of the arbitrator will be final and binding on the parties, and will be enforceable in any court having jurisdiction over the parties. Compliance with the provisions of this Agreement concerning arbitration of disputes is a condition precedent to the commencement of any suit, action or proceeding in any Federal, state or local court with respect to any dispute governed by this ARTICLE XIV.

        (h) The arbitrator will be limited to interpreting or construing the applicable provisions of this Agreement, and will have no authority or power to alter, amend, revoke or suspend any provision of this Agreement; it being understood, however, that the arbitrator will have full authority to implement the provisions of this Agreement and to fashion appropriate remedies for breaches of this Agreement; provided that the arbitrator shall not (1) have any authority in excess of the authority a court having jurisdiction over the parties and the controversy or dispute would have absent these arbitration provisions and (2) have any right or power to award punitive, special, indirect, consequential or exemplary damages.

        (i) If a party fails or refuses to appear at and participate in an arbitration hearing after due notice, the arbitrator may hear and determine the controversy upon evidence produced by the appearing party.

        (j) The fees and expenses of the arbitrator and AAA will be borne one-half by Lucent and one-half by NCT. All other expenses in connection with the arbitration shall be the responsibility of the party incurring such expense.

SECTION 14.6 CONFIDENTIALITY. The existence, substance and results of any mediation or arbitration hereunder shall be held confidential by the parties and their Affiliates and shall not be disclosed to other Persons except (1) to their respect legal counsel, auditors or directors, or (2) to the extent such disclosure is either (I) required to enforce the arbitration award or remedy or
(II) required by applicable law, regulation, rule, court order or similar legal process. The existence and results of any dispute resolution procedure under this Article shall be held in confidence by the parties and their Affiliates and shall not be disclosed to any third party. All views expressed and suggestions, admissions and proposals made by the parties during the course of the procedures contemplated by this ARTICLE XIV shall be entitled to the same degree of confidentiality as they would enjoy under a mediation or arbitration proceeding pursuant to the Mediation Rules or Arbitration Rules. Notwithstanding any other provision of this Agreement, the Mediation Rules and/or the Arbitration Rules to the contrary, the foregoing restrictions do not apply to disclosures (a) to the parties' attorneys, auditors, and/or directors, (b) which are necessary or appropriate to enforce or apply any resolution of the Dispute (including, without limitation, any arbitration decision, award or remedy), and/or (c) which are required by applicable law, regulation, court order or rule, or similar legal process.

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SECTION 14.7 LITIGATION. Compliance with the provisions of this Article is a condition precedent to the commencement or maintenance of any action, claim, suit or proceeding (whether in the form of an original action, third-party action, counterclaim, cross claim or otherwise) with respect to any Dispute in any court (federal, state, local, foreign or otherwise) or other judicial tribunal and no such action, suit or proceeding may be commenced or maintained unless and until the dispute resolution procedures contemplated by SECTIONS 14.2 through 14.6 have been exhausted by the parties.

SECTION 14.8 CONTINUITY OF SERVICE AND PERFORMANCE. Unless otherwise agreed in writing, the parties will continue to provide service and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this ARTICLE XIV.

                                   ARTICLE XV
                     TERM AND TERMINATION; TRANSITION PERIOD

SECTION 15.1 INITIAL TERM AND RENEWAL.

        (a) This Agreement shall become effective on the date hereof (the "Commencement Date") and, subject to SECTION 15.2, shall remain in effect until, and shall terminate on, September 30, 2002 (the "Initial Term"). This Agreement shall automatically be renewed and remain in effect for a period of three years (the "Renewal Term"), commencing upon the expiration of the Initial Term or any previous Renewal Term, unless either party elects not to extend the terms of this Agreement beyond the Initial Term by giving the other party notice of such election (a "Non-Renewal Notice") at least 6 months prior to the expiration of the Initial Term or the Renewal Term (it being understood that failure to give timely notice of non-renewal (which time for the delivery of notice shall be of the essence of this Agreement) will be deemed to constitute an election by the parties to renew the term of this Agreement for the Renewal Term as provided herein).

        (b) If this Agreement is not renewed at the end of the Initial Term or any Renewal Term, then this Agreement shall remain in effect for a period of 18 months beginning on the later of one year before the scheduled end of the Term or the day the Non-Renewal Notice is delivered (the "Transition Period"). During the last 6 months of the Transition Period (the "Wind Down Period"), (i) except as set forth in SECTION 15.5, all of the parties' rights and obligations under this Agreement shall continue in full force and effect, and (ii) the parties shall take appropriate steps to wind down the operations of LTPF in an orderly manner in accordance with SECTION 15.5(a). Upon the expiration of the Transition Period, this Agreement shall terminate.

SECTION 15.2 EARLY TERMINATION. This Agreement may be terminated in its entirety prior to the expiration of the Term:

        (a) at any time, by the mutual written consent of Newcourt and Lucent;
or

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (b) at the election of Lucent, by notice to NCT, in the event that NCT commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or similar law or statute or makes an assignment of its property or any substantial portion thereof for the benefit of creditors and such proceeding or assignment is continuing or in effect as the time of such notice; or

        (c) at the election of Lucent, by notice to NCT, in the event that there is commenced against NCT an involuntary proceeding seeking to have NCT declared a bankrupt or seeking to have a receiver appointed with respect to a substantial portion of its property which is not dismissed within 60 days of commencement or there is entered an order declaring NCT a bankrupt or appointing a receiver with respect to a substantial portion of its property and such order is not dismissed within 60 days and such proceeding or order is continuing or in effect at the time of such notice; or

        (d) at the election of NCT, by notice to Lucent, in the event that Lucent commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or similar law or statute or makes an assignment of its property or any substantial portion thereof for the benefit or creditors and such proceeding or assignment is continuing or in effect at the time of such notice; or

        (e) at the election of NCT, by notice to Lucent, in the event that there is commenced against Lucent an involuntary proceeding seeking to have Lucent declared a bankrupt or seeking to have a receiver appointed with respect to a substantial portion of its property which is not dismissed within 60 days of commencement, or there is entered an order declaring Lucent a bankrupt or appointing a receiver with respect to a substantial portion of its property and such order is not dismissed within 60 days and such proceeding or order is continuing or in effect at the time of such notice; or

        (f) at the election of Lucent by notice to Newcourt, if (i) for any period of ninety (90) consecutive days, the long-term senior unsecured debt of Newcourt shall not be rated investment grade credit or equivalent by at least one U.S. Rating Agency; and (ii) within such 90 day period Newcourt shall be unable to secure a six month or longer forward funding commitment from one or more financial or insurance institutions with long-term senior unsecured debt rated investment grade credit or equivalent by at least one U.S. Rating Agency to ensure sufficient funding of LTPF; and (iii) such forward funding commitment (or its replacement) is not renewed or replaced with a similar forward funding commitment at least 90 days prior to its scheduled expiration date; or

        (g) at the election of Lucent by notice to Newcourt, if LTPF fails ***;
or

        (h) at the election of Lucent by notice to Newcourt upon a Change in Control of NCT by a Person that (i) is a Lucent Competitor or (ii) does financings for products of a Lucent Competitor that if performed by NCT, would violate NCT's covenants set forth in SECTION 7.1, unless within 90 days of the acquisition, the entity that finances the Lucent Competitor divests itself of such financing arrangement; or

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (i) at the election of Lucent by notice to Newcourt, if any Newcourt Entity shall materially breach any of its obligations under SECTION 7.1 or
ARTICLE X, and either (I) such breach is not cured within 15 days after notice or (II) within 15 days after notice, Newcourt fails to submits to Lucent a written explanation of the manner in which the breach shall be cured, or (III) Newcourt provides Lucent with a written explanation of the manner in which it will cure the breach, but and in any event such breach is not cured within 45 days after notice; or

        (j) at the election of Lucent by notice to Newcourt if any amounts due to Lucent under Articles III or IV or *** are not paid when due (other than amounts which are being disputed in good faith) and such failure is not cured within 30 days after notice to Newcourt; or

        (k) at the election of Newcourt by notice to Lucent, if any Lucent Entity shall materially breach any of (x) its obligations under Article XVII or
(y) its material obligations under Article VI, and in the case of Article VI, such breach is not cured within 30 days after notice to Lucent.

SECTION 15.3 PARTIAL EARLY TERMINATIONS AND PERFORMANCE METRICS.

        (a) Performance Metrics Partial Termination Events. If any of the Performance Metrics set forth below in this Section 15.3(a) are in any material respects not satisfied and are not remedied within the applicable cure period specified in paragraphs (i) through (iii) of this Section 15.3(a), Lucent may, upon written notice to NCT ("Partial Termination Notice") within 30 days after the expiration of the applicable cure period specified below, terminate this Agreement as to ***:

        (i) If LTPF *** fails to achieve ***, Lucent may give NCT written notice of such failure. NCT shall, within thirty (30) days of the date of delivery of such notice, supply Lucent with a plan to remedy the situation. Unless NCT, within *** after the date of the delivery of such notice, (A) ***, or (B) ***, Lucent shall be entitled, upon delivery of the Partial Termination Notice, to ***. If LTPF, *** after the delivery by Lucent to NCT of the notice indicating that *** has not been accomplished, is unable cure the deficiency as required above or ***, Lucent shall be entitled, upon delivery of the Partial Termination Notice, to ***. If LTPF, within the applicable cure period, achieves *** and LTPF, ***, Lucent shall be entitled, upon delivery of the Partial Termination Notice, to ***.

        (ii) If LTPF *** fails to ***, Lucent may give NCT written notice of such failure. NCT shall, within thirty (30) days of the date of delivery of such notice, supply Lucent with a plan to remedy the situation. Unless NCT, within *** after the date of the delivery of such notice, (A) ***, or (B) ***, Lucent shall be entitled, upon delivering a Partial Termination Notice, to ***. If LTPF, within *** after the delivery by Lucent to NCT of the notice ***, is unable to ***, Lucent shall be entitled, upon delivery of the Partial Termination Notice, to ***. If LTPF ***, and LTPF, ***, Lucent shall be entitled, upon delivery of the Partial Termination Notice, to ***; and

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (iii) If LTPF fails ***, Lucent may give LTPF written notice of such failure. If Lucent provides such notice, LTPF shall, within 30 days after the notice, supply Lucent with a plan to remedy the deficiency or situation. Unless LTPF *** or ***, Lucent shall be entitled, upon delivery of a Partial Termination Notice, to ***. As used in this paragraph, ***.

        (b) Consequences of Partial Terminations. If Lucent terminates this Agreement with respect to *** prior to the expiration of the Term in accordance with SECTION 15.3(a), (x) Lucent shall be free to establish a joint venture, strategic alliance or other vendor financing relationship with one or more other parties with respect to ***; (y) the non-competition provisions of ARTICLE VII shall, effective 180 days after the delivery of the applicable Termination Notice, cease and be of no further force or effect with respect to ***; and (z) the parties shall wind down the operations of LTPF with respect to *** pursuant to provisions which are substantially similar to those set forth in SECTION 15.5(a). Notwithstanding the foregoing, all of the Outstanding Portfolio that was originated in the Product line, channel, region, country or area, subject to the termination, shall continue to be part of the Old or New Portfolio, as applicable.

        (c) Performance Metric Makeup/Payment. If any of the Performance Metrics set forth below in this SECTION 15.3(c) is in any material respect not satisfied and is not remedied within the applicable cure period specified in paragraphs
(i), (ii) or (iii) of this SECTION 15.3(c), Newcourt shall pay damages to Lucent according to the following:

        (i) If LTPF *** fails to *** Lucent may give Newcourt written notice of such failure. Within *** of receipt of ***.

        (ii) If LTPF *** fails to *** Lucent may give notice to Newcourt of ***. Newcourt shall, within thirty (30) days of the date of delivery of such notice, supply Lucent with a plan designed to address the problem and within ***.

        (iii)   If *** Newcourt shall ***.

SECTION 15.4 OVERRIDING PRINCIPLES.

Notwithstanding anything else contained in SECTION 15.2 or SECTION 15.3 to the contrary, if a Performance Metrics is not achieved as a result of an event which: (a) arises by reason of Lucent's material breach of this Agreement, or
(b) is beyond the control of NCT and generally effects comparable financing sources in materially adverse and similar manner, then the portion of the non-performance which is attributable to such event shall not serve as a basis or part of the basis for Lucent to exercise any of its termination rights under this ARTICLE XV. Newcourt will bear the burden of proving that the exception in clause (b) has been met. Thereafter, LTPF will utilize commercially reasonable efforts to cure such failure. To the extent that the effect of such non-performance is a *** or less reduction of the *** and is not caused by Lucent's material breach, such reduction shall be *** for the following year.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SECTION 15.5 EFFECT OF TERMINATION.

        (a) Non-Renewal. If Lucent or Newcourt delivers a timely Non-Renewal Notice pursuant to SECTION 15.1(a), the parties rights and obligations under this Agreement shall continue in full force and effect, except with respect to the following:

        (i) The parties shall immediately enter into good faith negotiations regarding a final 18-month transition Operating Plan or shorter period if the Non-Renewal Notice is delivered in the First Renewal Period or any subsequent Renewal Period (the "Transition Operating Plan"). Such Transition Operating Plan shall (A) supersede any existing Operating Plan (including any Performance Matrix in any prior Operating Plan), and (B) provide for (1) the continued operation of LTPF during the period prior to the Wind Down Period in a manner that will not require any material capital commitments; and (2) the orderly winding down of LTPF during the Wind Down Period. The Transition Operating Plan will provide for orderly removal of co-located employees and the de-installation of all systems during the Wind Down Period.

        (ii) During the Transition Period, LTPF shall establish and maintain appropriate accruals and reserves in anticipation of the additional charges and costs, including employee terminations to be incurred in connection with the wind down of the operations of LTPF throughout the Transition Period and Wind Down Period and so long as the Old Portfolio and New Portfolio have Finance Contracts with remaining unpaid payments or unrealized Residual Investments. Throughout the Transition Period and Wind Down Period and so long as the Old Portfolio and New Portfolio have Finance Contracts with remaining unpaid payments or unrealized Residual Investments, NCT shall continue to maintain segregated books and records for the business of LTPF and shall continue to pay Lucent the Lucent Management Fee.

        (iii) The covenants of NCT and its affiliates set forth in Article VII shall cease to be of any effect as of ***.

        (iv) The covenants of Lucent in SECTION 6.1 AND 6.2 shall cease to be of any effect as of ***.

        (v) Upon the expiration of the Transition Period, Lucent may purchase one or more Finance Contracts by giving NCT three (3) business days written notice that it desires to purchase such Finance Contract. The purchase price for such Finance Contract shall be an amount equal to (a) all Payments due, past due, and to become due LTPF under such Finance Contract (excluding rental taxes, if applicable), discounted to their net present value as of the applicable date of purchase at an interest rate of ***.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (vi) Except as provided in SECTIONS 15.5(a)(v) AND (x), Lucent shall have no additional rights to any property of LTPF, including, but not limited to the operating systems, the interfaces or equipment of LTPF or used by LTPF.

        (vii) Throughout the Transition Period and a period of *** thereafter, neither Lucent nor any Lucent Entity will, without the prior written consent of NCT, hire or engage, as an employee, independent contractor or in any other similar capacity, any Dedicated Employee whose primary duties are related to the servicing of either the Old Portfolio or the New Portfolio.

        (viii) Throughout the Transition Period and a period of *** thereafter, neither Lucent nor any Lucent Entity will, without the prior written consent of NCT, hire or engage, as an employee, independent contractor or in any other similar capacity, any Dedicated Employee whose primary duties are not related to the servicing of either the Old Portfolio or the New Portfolio.

        (ix) NCT shall deliver to Lucent an image of the then current Lucent customer database and lease portfolio in a mutually agreed upon medium and format with recognizably defined fields (for example, defined fields for "customer", "product" and others).

        (x) NCT shall service all owned and managed assets in the Old Portfolio and New Portfolio pursuant to the terms and conditions set forth in SECTION 16.3(g), and Lucent shall continue to have systems interfaces to track and monitor the Customers and the Finance Contracts.

        (xi) Any time during the Wind Down Period, Lucent may terminate the Location Support upon *** notice to Newcourt.

        (xii) Except as specified in SECTION 15.6, upon the expiration of the Transition Period, all obligations of NCT and Lucent under this Agreement shall terminate.

        (b) Complete Early Termination by Lucent. If Lucent terminates this Agreement in its entirety prior to the expiration of the Term in accordance with
SECTION 15.2, the following terms and conditions shall be applicable:

        (i) The parties shall immediately enter into good faith negotiations regarding a final 6-month transition Operating Plan (the "Early Termination Transition Operating Plan"). Such Early Termination Transition Operating Plan shall (a) supersede any existing Operating Plan, and (b) provide for the immediately orderly winding down of LTPF during the six months transition period (the "Early Termination Wind Down Period") including the immediate orderly removal of co-located employees and the de-installation of all systems.

        (ii) During the Early Termination Wind Down Period, LTPF shall establish and maintain appropriate accruals and reserves in anticipation of the additional

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               charges and costs associated to be incurred in connection with the wind down of the operations of LTPF. Throughout the Transition Period and Wind Down Period and so long as the Old Portfolio and New Portfolio have Finance Contracts with remaining unpaid payments or unrealized Residual Investments, NCT shall continue to maintain segregated books and records for the business of LTPF and shall continue to pay Lucent the Lucent Management Fee.

        (iii) The covenants of NCT and its affiliates set forth in Article VII shall cease to be of any effect on ***.

        (iv) The covenants of Lucent in SECTION 6.1 AND 6.2 shall cease to be of any effect as of ***.

        (v) Upon the expiration of the Early Termination Wind Down Period, Lucent may purchase one or more Finance Contracts by giving NCT three (3) business days written notice that it desires to purchase such Finance Contract. The purchase price for such Finance Contract shall be an amount equal to (a) all Payments due, past due, and to become due LTPF under such Finance Contract (excluding rental taxes, if applicable), discounted to their net present value as of the applicable date of purchase at an interest rate of ***.

        (vi) Except as provided in SECTIONS 15.5(b)(v) AND (viii), Lucent shall have no additional rights to any property of LTPF, including, but not limited to the operating systems, the interfaces or equipment of LTPF or used by LTPF.

        (vii) NCT shall deliver to Lucent an image of the then current Lucent customer database and lease portfolio in a mutually agreed upon medium and format with recognizably defined fields (for example, defined fields for "customer", "Product" and others).

        (viii) Newcourt shall service the owned and managed assets in the Old Portfolio and New Portfolio pursuant to the terms and conditions set forth in Section 16.3(g), and Lucent shall continue to have systems interfaces to track and monitor the Customers and the Finance Contracts.

        (ix) Except as specified in SECTION 15.6, upon the expiration of the Transition Period, all obligations of NCT and Lucent under this Agreement shall terminate.

        (x) Throughout the Early Termination Wind Down Period and a period of *** thereafter, neither Lucent nor any Lucent Entity will, without the prior written consent of Newcourt, hire or engage, as an employee, independent contractor or in any other similar capacity, any Dedicated Employee whose primary duties are related to the servicing of either the Old Portfolio or the New Portfolio.

        (xi) If the termination is pursuant to Section 15.2(g), Newcourt shall pay to Lucent upon demand, as liquidated damages and not as a penalty and in lieu of all other

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               damages, losses or expenses suffered or incurred by Lucent as a result of the occurrence the termination event set forth in
               Section 15.2(g), the sum of ***.

        (c) Complete Early Termination by Newcourt. If Newcourt terminates this Agreement in its entirety prior to the expiration of the Term in accordance with
SECTION 15.2, the following terms and conditions shall be applicable:

        (i) The parties shall immediately enter into good faith negotiations regarding a final 6-month transition Operating Plan (the "Early Termination Transition Operating Plan"). Such Early Termination Transition Operating Plan shall (a) supersede any existing Operating Plan, and (b) provide for the immediately orderly winding down of LTPF during the six months transition period (the "Early Termination Wind Down Period") including the immediate orderly removal of co-located employees and the de-installation of all systems.

        (ii) During the Early Termination Wind Down Period, LTPF shall establish and maintain appropriate accruals and reserves in anticipation of the additional charges and costs associated to be incurred in connection with the wind down of the operations of LTPF. Throughout the Transition Period and Wind Down Period and so long as the Old Portfolio and New Portfolio have Finance Contracts with remaining unpaid payments or unrealized Residual Investments, NCT shall continue to maintain segregated books and records for the business of LTPF and shall continue to pay Lucent the Lucent Management Fee.

        (iii) The covenants of Newcourt and its affiliates set forth in Article VII shall cease to be of any effect as of ***.

        (iv) The covenants of Lucent in SECTION 6.1 AND 6.2 shall cease to be of any effect as of ***.

        (v) Except as provided in SECTIONS 15.5(c)(vii) AND (ix), Lucent shall have no additional rights to any property of LTPF, including, but not limited to the operating systems, the interfaces or equipment of LTPF or used by LTPF.

        (vi) NCT shall deliver to Lucent an image of the then current Lucent customer database and lease portfolio in a mutually agreed upon medium and format with recognizably defined fields (for example, defined fields for "customer", "Product" and others).

        (vii) Upon the expiration of the Early Termination Wind Down Period, Lucent may purchase one or more Finance Contracts by giving NCT three (3) business days written notice that it desires to purchase such Finance Contract. The purchase price for such Finance Contract shall be an amount equal to (a) all Payments due, past due, and to become due LTPF under such Finance Contract (excluding rental taxes, if applicable), discounted to their net present value as of the applicable date of purchase at an interest rate of ***.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

        (viii) Throughout the Early Termination Wind Down Period and a period of *** thereafter, neither Lucent nor any Lucent Entity will, without the prior written consent of Newcourt, hire or engage, as an employee, independent contractor or in any other similar capacity, any Dedicated Employee whose primary duties are related to the servicing of either the Old Portfolio or the New Portfolio.

        (ix) Newcourt shall service the owned and managed assets in the Old Portfolio and New Portfolio pursuant to the terms and conditions set forth in SECTION 16.3(g), and Lucent shall continue to have systems interfaces to track and monitor the Customers and the Finance Contracts.

        (x) Except as specified in SECTION 15.6, upon the expiration of the Transition Period, all obligations of Newcourt and Lucent under this Agreement shall terminate.

SECTION 15.6 EFFECT OF TERMINATION. Upon the termination of this Agreement as provided in this ARTICLE XV, all obligations of the parties hereto with respect to any future Financings and Ancillary Services under this Agreement will cease; provided, that the obligations of the parties set forth herein as they relate to completed Financings and Ancillary Services (including the obligations set forth in SECTION 8.2, ARTICLE IX, SECTION 10.2, SECTION 15.5 and this SECTION 15.6 and the provisions herein as to indemnification, dispute resolution, confidentiality and miscellaneous matters (ARTICLES XIII, XIV, XVII AND XVIII) will continue in full force and effect.

                                   ARTICLE XVI
                                 BUY-OUT OPTION

SECTION 16.1 BUY-OUT OPTION NOTICE. At least *** prior to the expiration of the Term, Lucent, may, by delivery of notice (the "Buy-Out Notice") to Newcourt, elect to have the fair market value of LTPF determined in order for Lucent to determine whether to exercise its Buy-Out Option (the "Buy-Out Option") under
SECTION 16.2.

SECTION 16.2 BUY-OUT OPTION.

        (a) The fair market value of LTPF shall be an amount equal to: (x) Notional Fee Base for (i) the latest full fiscal year of LTPF's operations, or
(ii) the twelve (12) month period ending on the last day of the calendar month of the Buy-Out Notice, whichever is greater, multiplied by (y) the average earnings multiples at which "Three Comparables" trade or would be purchased in the United States as of the date of the Buy-Out Notice, as determined by a mutually acceptable independent investment bank or appraisal firm. "Three Comparables" shall mean three equipment finance companies with similar businesses, portfolios and operations which are most comparable to the LTPF operation and the Old Portfolio and the New Portfolio. If the parties can not agree on an investment bank or appraisal firm, each party shall select its own investment bank or appraisal firm, and those two banks or firms shall select a third independent investment bank or appraisal firm.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (b) The parties shall instruct the investment bank or appraisal firm to complete the determination of the Three Comparables and issue a final report within 45 days after Lucent provided the Buy-Out Notice. During this period, Newcourt shall also provide Lucent with an accounting or an estimate of the components set forth in clauses (ii) to (iv) of Section 16.3(c) that Lucent would be required to pay at the closing of any purchase if Lucent were to exercise the Buy-Out Option.

        (c) Upon Lucent's receipt of a final report by the investment bank or appraisal firm establishing the average earnings multiples for the Three Comparables and Newcourt's estimate of the notional debt of LTPF pursuant to
Section 16.2(b), Lucent shall have 15 days to determine whether it will exercise its Buy-Out Option. Lucent shall exercise its Buy-Out Option by giving notice to Newcourt within the foregoing 15 day period that Lucent is exercising its Buy-Out Option. If Lucent fails to make any election or fails provide the appropriate notice to Newcourt within the 15 day period, Lucent shall be deemed to have elected not to exercise its Buy-Out Option. If Lucent elects not to exercise the Buy-Out Option, or fails to properly exercise the Buy-Out Option in accordance with this paragraph (c), then the Buy-Out Option shall terminate.

        (d) If Lucent shall have exercised its Buy-Out Option, then Lucent, effective as of the Purchase Effective Date (as defined below), shall purchase from NCT all of NCT's interest in the Old Portfolio and New Portfolio as of the Purchase Effective Date and all of the assets of NCT relating to the LTPF (collectively, "NCT's Interest") for a purchase price (the "Purchase Price") equal to ***.

SECTION 16.3 CLOSING AND PURCHASE. The following terms and conditions shall govern the purchase and sale of NCT's Interest:

        (a) Unless otherwise agreed by Lucent and NCT, the closing of such purchase and sale shall occur at the principal offices NCT where LTPF maintained its headquarters, on the expiration of the Term or as soon as practical thereafter (the "Purchase Effective Date").

        (b) At the closing, NCT shall sell, assign, transfer and convey its NCT's Interests to Lucent, free and clear of all liens, claims and other encumbrances (other than those arising pursuant to this Agreement).

        (c) At the closing, Lucent shall pay to NCT an amount equal to ***.

        (d) ***

        (e) The following assets shall be included within the definition of NCT's Interest:

        (i) all of NCT's interest in the Old Portfolio and the New Portfolio as of the Purchase Effective Date;

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (ii) all fixed and other assets of NCT with respect to which allocations previously were made in calculating the Management Fee accrued to Lucent and that were still being utilized to operate LTPF as of the date of the Buy-Out Notice; and

        (iii) a non-exclusive, non-transferable perpetual license in all the operating systems and software of NCT which were being utilized to operate LTPF as of the date of the Buy-Out Notice.

        (f) NCT shall provide Lucent with the opportunity to hire any NCT employees who are dedicated on a full-time basis to LTPF other than any member of NCT's Senior Management team dedicated to the Business (the "Dedicated Employees"), and shall support Lucent's efforts to hire the Dedicated Employees.

        (g) Servicing. Subsequent to the Closing, NCT shall continue servicing the Old and New Portfolios for the account of Lucent pursuant to a servicing agreement to be entered into between Newcourt and Lucent based on then market fees and standards.

        (h) The remaining terms and conditions of the purchase and sale of NCT's Interest shall be negotiated in good faith promptly after Lucent delivers to Newcourt the Buy-Out Notice. If the parties do not finalize the purchase and sale agreement within 90 days after the establishment of the fair market value and Lucent's confirmation that it will be exercising its option, the matter will be resolved pursuant to Article XIV.

                                  ARTICLE XVII
                                 CONFIDENTIALITY

SECTION 17.1 CONFIDENTIALITY. Newcourt and Lucent agree that the terms of this Agreement may be publicly disclosed to the extent required in any public filing made by the Lucent Entities or Newcourt Entities with the Securities and Exchange Commission, the Canadian securities commission or similar securities agencies (collectively "Securities Commissions"); however, Newcourt and Lucent covenant and agree that each shall, and shall cause its respective Affiliates to, treat any information provided by the Lucent Entities (including the Customer list) to Newcourt Entities (in the case of Newcourt's obligations hereunder) or by the Newcourt Entities to the Lucent Entities (in the case of Lucent's obligations hereunder) pursuant to this Agreement (including, without limitation, any proprietary information otherwise acquired hereunder) as confidential and to hold such information and use it solely for purposes of this Agreement and not without the prior consent of the other party hereto, to disclose, or cause to be disclosed, such information to any Person, except that any such information may be disclosed (a) to the Newcourt Entities' or the Lucent Entities' agents, directors, officers, employees, representatives, accountants, counsel or special counsel who have a need to know or have access to such information and who have been instructed or have a duty to keep such information confidential in accordance with the terms hereof, (b) to the Affiliates of Newcourt and Lucent, and such Affiliates' agents, directors, officers, employees, representatives, accountants, counsel or special counsel who have a need to know or have access to such information and who have been instructed or have a duty to keep such information confidential and to use it in accordance with the terms hereof, (c) to such other Persons who are reasonably

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

deemed necessary by Newcourt and Lucent, as the case may be, in connection with the enforcement of their rights under this Agreement, (d) to the extent required pursuant to applicable law or any governmental authority (including, but not limited to, the IRS, state taxing authorities, any Securities Commission or federal or state judicial authorities), (e) to the extent required or appropriate to be disclosed in response to a reasonable request by rating agencies, underwriters, or creditors in connection with financing transactions undertaken by Newcourt or Lucent or their Affiliates, who agree or are under a duty to hold such information confidential in accordance with the terms hereof,
(f) to the extent that prior to such disclosure, such information is in the public domain or (g) to Persons other than Lucent Competitors involved in potential acquisitions of, mergers with or purchase of all or substantially all of the assets of Newcourt (or any other Newcourt Entity) or Lucent (or any other Lucent Entity) who, in each case, agree in writing to hold such information confidential in accordance with the terms hereof. Newcourt and Lucent will take such action as may be reasonably necessary to ensure that the competitors of the other party do not acquire such information.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

SECTION 18.1 AMENDMENTS; WAIVERS.

        (a) This Agreement can be amended only by a writing duly executed by the parties hereto.

        (b) Any waiver of a breach or non-performance, or any failure to exercise any remedy within the time periods set forth in this Agreement, shall not be deemed a waiver of any other breach or non-performance, or subsequent breach or non-performance, whether or not similar or identical in nature.

SECTION 18.2 NO PARTNERSHIP. Nothing contained in this Agreement will be construed in any manner to constitute the creation of a partnership between the parties. All Lucent Entities and all NCT Entities are, and will at all times be and remain independent contractors with respect to the subject matter of this Agreement.

SECTION 18.3 THIRD PARTIES. Nothing in this Agreement, expressed or implied, is intended or will be construed to confer upon any Person (including Customers and Authorized Dealers) other than the parties hereto and their permitted successors and assigns any right, remedy or claim under or by reason of this Agreement.

SECTION 18.4 INTELLECTUAL PROPERTY RIGHTS AND CUSTOMER LISTS. Any software or management system developed solely for and paid for by LTPF will be the sole property of LTPF. ***

SECTION 18.5 TRANSFER OF INTERESTS. (a) Newcourt will not sell, assign, transfer or otherwise dispose of or encumber (collectively, "assign"), this Agreement or its interest in LTPF to another Person, except a wholly-owned Subsidiary of Newcourt without the prior written consent of Lucent.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


        (b) Lucent will not sell, assign, transfer or otherwise dispose of (collectively, "assign") or encumber its rights under this Agreement without the prior written consent of Newcourt except (i) to a Lucent Entity or (ii) to another Person which acquires all or substantially all of the assets now comprising BCS (the "Assets"). Lucent shall use its diligent efforts to have this Agreement assigned to and assumed by a Person acquiring the Assets.

SECTION 18.6 SUBSIDIARIES.

        (a) Lucent agrees and acknowledges that Lucent shall be responsible for, and hereby guarantees, the due and punctual payment and performance, in accordance with their terms, of the obligations hereunder applicable to any Lucent Entity or any business unit or division within a Lucent Entity or in any other agreement or commitment of a Lucent Entity or any business unit or division within a Lucent Entity entered into at any time and from time to time in connection with this Agreement with or for the benefit of any Newcourt Entity or any business unit or division within a Newcourt Entity. Lucent further acknowledges and agrees that the foregoing undertaking and guarantee shall extend for the benefit of any permitted assignee of Newcourt or such business unit's or division's rights and benefits with respect to any such agreement or commitment and, if reasonably requested by Newcourt, Lucent shall affirm such undertaking and guarantee for the benefit of any such assignee. Newcourt agrees that any obligation of Lucent hereunder or thereunder that is paid or performed by a Lucent Entity (other than Lucent) shall be deemed to be paid or performed, as the case may be, by Lucent.

        (b) Newcourt agrees and acknowledges that Newcourt shall be responsible for and hereby guarantees the due and punctual payment and performance, in accordance with their terms, of the obligations hereunder applicable to any Newcourt Entity or any business unit or division of any Newcourt Entity or in any other agreement or commitment of such Newcourt Entity or any business unit or division within any Newcourt Entity entered into at any time and from time to time in connection with this Agreement with or for the benefit of the Lucent Entities or any business unit or division within a Lucent Entity. Newcourt further acknowledges and agrees that the foregoing undertaking and guarantee shall extend for the benefit of any permitted assignee of Lucent's, with respect to any such agreement or commitment and, if reasonably requested by Lucent, Newcourt shall affirm such undertaking and guarantee for the benefit of any such assignee. Lucent agrees that any obligation of Newcourt hereunder or thereunder that is paid or performed by any Newcourt Entity shall be deemed to be paid or performed, as the case may be, by Newcourt.

SECTION 18.7 NOTICES. All notices, consents, deliveries, demands, approvals and other communications which are required or permitted to be given hereunder will be in writing and will be deemed to have been duly given if personally delivered (including overnight courier service), telecopied or mailed certified first class mail, postage prepaid, addressed as follows:

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               (a)    if to Lucent, to:

                      Lucent Technologies Inc.
                      600 Mountain Avenue
                      Murray Hill, New Jersey  07974
                      Telecopier Number:
                      Attn:  Treasurer

                      with a copy to: Paul D. Diczok

                      Lucent Technologies Inc.
                      219 Mt. Airy Road
                      Room 2F220
                      Basking Ridge, New Jersey 07920
                      Telecopier Number: 908-953-4912
                      Attn:  Paul D. Diczok, Esq.

               (b)    If to NCT, to:

                      NEWCOURT CREDIT GROUP INC.
                      BCE Place
                      181 Bay Street
                      Suite 3500
                      P.O. Box 827
                      Toronto, Ontario, Canada M5J2T3
                      Telecopier Number: 416-594-2515
                      Attn:  Bradley D. Nullmeyer

                      with a copy to:

                      AT&T/Newcourt
                      44 Whippany Road
                      Morristown, NJ  07962
                      Telecopier Number: 973-397-4440
                      Attn:  Scott Moore, General Counsel

SECTION 18.8 ORIGINAL AGREEMENTS. (a) Upon the Commencement Date, the following agreements, as between Lucent and Capital, shall terminate the Original Agreements, the Location Support Agreement (as defined in the Operating Agreement (and any related letter supplements), and any agreements relating to the payment of sales assistance or similar fees to Lucent and their employees, except to the extent any term of any of the Original Agreements or such other agreement specifies that it survives termination of that agreement.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               (b) Lucent and Newcourt each hereby mutually waive and release any and all claims each party or any of its Affiliates may have has against the other party or its Affiliates as a result of any actual or purported breach or violation of the Original Agreements and the other agreements terminated pursuant to SECTION 18.8(a).

SECTION 18.9 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the choice of law provisions of its conflicts of law rules.

SECTION 18.10 HEADINGS. This article and section headings and subheading contained in this Agreement are intended solely for the convenience of reference and will not affect in any manner the meaning or interpretation of this Agreement.

SECTION 18.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original instrument, but all of which together will constitute one and the same agreement, and will become binding when one or more counterparts have been executed and delivered by each of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                         [Signatures on following page]

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


LUCENT TECHNOLOGIES INC.                    NEWCOURT CREDIT GROUP INC.

     /s/ William T. O'Shea                        /s/ Robert J. Hicks
BY: _______________________________         BY:  ______________________________
NAME:  William T. O'Shea                    NAME:  Robert J. Hicks
TITLE: Group President--BCS                 TITLE: Senior Vice President



     /s/ Donald K. Peterson                       /s/ Daniel A. Jauernig
BY: _______________________________         BY:  ______________________________
NAME:  Donald K. Peterson                   NAME:  Daniel A. Jauernig
TITLE: Executive Vice President             TITLE: Chief Financial Officer
       and CFO

  CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                    SCHEDULES


SCHEDULE 1.1   APPLICABLE TRADE NAMES AND SERVICE MARKS

SCHEDULE 6.1   LOCATION SUPPORT

SCHEDULE 6.2   EXISTING ALTERNATIVE FINANCING SERVICE PROVIDERS

SCHEDULE 7.1   PERMITTED LUCENT COMPETITORS

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                  SCHEDULE 1.1

                    APPLICABLE TRADE NAMES AND SERVICE MARKS

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                  SCHEDULE 6.1

                                LOCATION SUPPORT

        (a) SUPPORT SPACE AND SERVICES. Subject to the availability of space in each appropriate Sales Site, Lucent agrees to provide to LTPF, (i) appropriate furnished office space ("Support Space"), and (ii) basic office support services for such Support Space during regular business hours (including, cleaning, relamping, data and telephone lines, duplicating facilities, file storage, mail room and similar services), which service shall be limited in any event to the support services that are regularly available at such Sales Site. Lucent further agrees that, to the extent practicable, the Support Space shall be located in reasonable proximity to the appropriate Lucent sales personnel.

        (b) COMPLIANCE WITH RULES AND REGULATIONS AND LEASES. NCT agrees that LTPF shall occupy its respective Support Space in accordance with the rules and regulations and general office business practices for the Sales Site in question, whether such Sales Site is owned or leased by a Lucent Entity. Lucent shall provide LTPF with a copy of such rules and regulations and advise LTPF regarding any other general office business practices to permit the LTPF to fulfill its obligations hereunder. LTPF's occupancy of any leased or subleased sales sites shall be in compliance with any applicable leases or subleases with third parties.

        (c) REIMBURSEMENT FOR SUPPORT SPACE. NCT agrees to reimburse (on behalf of LTPF) Lucent for the proportionate costs of provision of the Support Space and of such Support Space's allocable share of any common expenses associated with the Sales Site, including, but not limited to, (i) building operating expenses, (ii) utility user charges (at actual cost for dedicated utilities and as appropriately apportioned or otherwise measured if not so dedicated to LTPF) and (iii) fixed general charges for building amenities or services that are not charged on a per-use basis (collectively, the "Reimbursement Cost"). The Reimbursement Cost for each Support Space (i) shall be mutually agreed on a periodic basis by Lucent and NCT as part of the Annual Operating Plan and (ii) shall be paid by NCT, on behalf of LTPF, without requiring any prior invoice therefor, in equal monthly installments in advance on the first day of each calendar month. NCT further agrees to pay or reimburse, on behalf of LTPF, Lucent (i) for the office support services (if same have not previously been included in the Reimbursement Cost) and (iii) for any specially-ordered building services incurred with respect to the use and occupancy of the Support Space by LTPF, for which all such payments should be due within 30 days of receipt of a periodic statement for such user and office service charges.

        (d) TERM OF OCCUPANCY. The term of occupancy (the "Support Space Term") for each Support Space identified by the parties shall commence, for those Support Spaces occupied by LTPF personnel on the Commencement Date on such date and shall commence for each Support Space hereafter identified pursuant to the terms hereof on the date LTPF shall first occupy such Support Space. The Support Space Term for any given Support Space shall expire and terminate on the earliest to occur of (i) the effective date of the termination of the Agreement,
(ii) the date the Sales Site containing the Support Space is vacated for any reason

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



by Lucent, or (iii) the date which is 90 days from the date of notice of termination given by the LTPF to Lucent.

        (e) END OF SUPPORT SPACE TERM. Upon the expiration of the Support Space Term in accordance with the terms of this Agreement or other termination of occupancy of any Support Space by LTPF, LTPF shall (i) vacate and surrender the Support Space to Lucent or the Company owning or controlling the Sales Site, broom clean and in good order, condition and repair, ordinary wear and tear and damage by the elements, fire or other casualty excepted, (ii) on or prior to such date, at LTPF's sole cost and expense, remove from the Support Space any unauthorized alterations and restore the Support Space as appropriate, and (iii) remove all of the LTPF's personal property.

        (f) NO LEASE. The terms of this SCHEDULE 6.1 and LTPF's occupancy of any Support Space are intended to provide for "location support" and shall not constitute or be deemed to constitute a lease, sublease or co-tenancy agreement.

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                  SCHEDULE 6.2

                EXISTING ALTERNATIVE FINANCING SERVICE PROVIDERS

                                       ***

   CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
  406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                  SCHEDULE 7.1

                          PERMITTED LUCENT COMPETITORS

                                       ***